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                                                                   Exhibit 10.7

                 THIS LEASE made this 23rd day of December, 1993

LANDLORD

Earle W. Kazis, Ronald J. Mount and Spring and Americas Associates, as tenants in common (hereafter referred to as the "Landlord"), by its agent, Earle W. Kazis Associates, Inc., having its place of business at 161 Avenue of the Americas, New York, NY 10013, and BoxHill Systems Corporation (hereafter referred to as the "Tenant"), a New York corporation, having its place of business at 161 Avenue of the Americas, New York, NY 10013.

GRANT OF PREMISES AND TERM

The Landlord hereby lets and leases to the Tenant, and the Tenant hereby takes and hires from the Landlord, the following described space: A portion of the 10th floor, as outlined and hatched on the diagram attached hereto, made part hereof and marked "Exhibit A" (such space is hereafter referred to as "the premises') in the building known by street number as No. 161 Avenue of the Americas, in the Borough of Manhattan, City, County and State of New York (hereafter referred to as "the building"), with the privilege to the Tenant of using (subject to such rules and regulations as the Landlord shall from time to time prescribe) the necessary entrances and appurtenances to the premises, reserving to the Landlord all other portions of the building not herein specifically demised, for a term which shall commence on the earlier of the following dates ("Commencement Date"): 1. the date that Tenant is open for business and operating in the Tenth(1) Floor premises; or 2. May 1, 1994 and shall end on the last day of the tenth Lease year unless such term shall sooner cease and expire or be terminated as hereinafter provided.

Landlord will commence and prosecute to completion, with diligence, and in a good and workmanlike manner, the work specified in Paragraph Forty-Ninth of the Lease, ("Landlord's Work").

Landlord's Work shall be deemed to be completed (a) despite the fact that minor or insubstantial details of construction, decoration or mechanical adjustment remain to be performed and (b) portions thereof, under good construction scheduling practices, should not be completed until other uncompleted Landlord's Work or Tenant's Work (as hereafter defined) is to be completed. Landlord shall complete any incomplete Landlord's Work with diligence thereafter.

The date, for all purposes of this Lease, as of which the Landlord's Work (if not then completed) shall conclusively be deemed to be completed shall be the date on which the Landlord's Work reasonably would have been completed except for a delay resulting from Tenant's failure to comply

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        (1)       The first least year shall begin on the date of Commencement of the term hereof, if the date of Commencement of the term hereof shall occur on the first day of a calendar month, if not, then the first lease year shall commence on the first day of the calendar month next following the date of Commencement of the term hereof.



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with the provisions of this Lease.

The premises will be delivered to Tenant "as is" on the date hereof except for Landlord's Work.

COVENANTS AND CONDITIONS

THE ABOVE LETTING IS UPON THE FOLLOWING COVENANTS AND CONDITIONS, each and every one of which the Tenant covenants and agrees with the Landlord to keep and perform, and the Tenant agrees that the covenants herein contained on the part of the Tenant to be performed shall be deemed conditional limitations, as well as covenants and conditions.

USE

         FIRST: The Tenant shall use the premises only for its general and executive offices in connection with Tenant's computer consulting, maintenance, equipment, assembly, installation and systems integration business including, training and seminar programs in connection therewith.

Tenant shall not use or permit the use of the premises or any part thereof in any way which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or for any unlawful purposes or in any unlawful manner or in violation of a requirement such as the Certificate of Occupancy for the premises or the building, and Tenant shall not suffer or permit the premises or any part thereof to be used in any manner or anything to be done therein or anything to be brought into or kept therein which, in the judgement of Landlord, reasonably exercised, shall in any way (i) impair the character, reputation or appearance of the building, or (ii) impair or interfere with any of the building systems or services or the proper and economic operation of the building, or
(iii) impair or interfere with the use of any of the other areas of the building or occasion discomfort, inconvenience or annoyance to, any of the other tenants or occupants of the building. Tenant shall not install any electrical or other equipment of any kind which, in the reasonable judgment of Landlord, might cause any such impairment, interference, discomfort, inconvenience or annoyance.

If any license or permit of a governmental authority shall be required for the proper and lawful conduct of Tenant's business or other activity carried on in the premises, and if the failure to secure such license or permit might or would, in any way, affect Landlord, then Tenant, at Tenant's expense, shall duly procure and thereafter maintain such license or permit and submit the same for inspection by Landlord. Tenant, at Tenant's expense, shall, at all times, comply with the requirements of each such license or permit.

The use of the premises shall not in any event be deemed to include, and Tenant shall not use or permit the use of the premises or any part thereof for (a) the sale, preparation or consumption of food or beverages (alcoholic or non-alcoholic), except by its employees and persons invited by it in connection with the furtherance of its business and prospects, (b) a banking or safe deposit business or a money exchange, (c) as a stock brokerage office, (d) the conduct of a school of any kind (other than a training center for employees or customers or prospective customers of Tenant), (e) an



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employment agency, (f) the conduct of any business, organization or activity in which, in the reasonable judgment of Landlord, may create or foster an unusual risk to the security of the building or of any of its tenants or occupants, (g) for the purpose of manufacturing, requiring or servicing of products or goods of whatsoever kind or nature except in connection with Tenant's use of premises as described in paragraph first, above, (h) the sale or display of goods or merchandise of any kind or retail purposes, or, (i) the conduct of any business which involves direct patronage of the general public in the premises, such as, by way of illustration, a medical or other health maintenance office or a travel agent.

The premises shall not be used, at any time, by a government or governmental agency or authority.

SIGNS

No signs, advertisements or notices shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the premises or on the inside of the premises which can be seen outside of the premises without the prior written consent of the Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred by such removal to the Tenant. Landlord shall have the right to prohibit any advertising by Tenant which, in the opinion of Landlord, impairs the reputation of the building or its desirability as a building or space therein available for rent, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

DIRECTORY

Landlord will allow Tenant's name to appear (a) in a building directory of tenants which shall be furnished by Landlord, in a manner designated by Landlord, in its sole discretion, as the "standard" for such directory and (b) on or near the exterior of the entrance to the premises, at a location, in a manner and with a format adopted as "standard" for tenants in the building occupying similar space within the building, by Landlord in its sole discretion. If more than one such building directory is furnished by Landlord, then Landlord shall select the building directory to which clause (a) of the preceding sentence shall be applicable and Landlord's selection shall be final and conclusive. All costs reasonably incurred by Landlord in effecting the provisions of the first sentence of this Paragraph shall be reimbursed to it by Tenant, on demand, as additional rent.

BASE RENT AND ADDITIONAL RENT

         SECOND: Tenant shall pay to Landlord at 161 Avenue of the Americas, New York, New York 10013, or such other place as shall be designated from time to time by notice from Landlord to Tenant, an annual rent, sometimes called base rent as follows: during Lease Years One through Five an annual amount equal to the Hundred Eighty Four Thousand Nine Hundred Twenty Dollars ($184,920.00), during Lease years Six and Seven, an annual amount equal to Two Hundred Three Thousand Four Hundred Twelve Dollars ($203,412.00), during Lease year Eight an amount equal to One Hundred Seventy Thousand Two Hundred Eighty Dollars ($170,280.00) and during Lease



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Years Nine and Ten an amount equal to Two Hundred Three Thousand Four Hundred
Twelve Dollars ($203,412.00).

The term "Lease Year" shall mean a period of twelve consecutive full calendar months. The first Lease Year shall begin on the Commencement Date if the Rent Commencement Date shall occur on the first day of the calendar month, and, if not, then the first Lease Year shall commence on the first day of the calendar month next following the Commencement Date. Each succeeding Lease Year shall commence on the anniversary date of the first Lease Year. Any portion of the term of this Lease which is less than a full Lease Year, such as a period from the Commencement Date to and including the last day of the month in which it occurs or a period at the end of the term of this Lease arising by reason of an early termination for whatever reason of the term, shall be deemed a partial Lease Year, and all of the provisions of this Lease, relating to a Lease Year, including the payment of base rent, shall be applicable to a partial Lease Year on a pro rata basis, so to speak, determined by a fraction, the numerator of which is the number of days within the partial Lease Year and the denominator of which is 360.

The Base Rent shall be payable in equal monthly installments, in advance, on the first day of each month during the term.

In addition to the base rent, Tenant shall also pay all sums, costs, expenses, payments and deposits required of Tenant pursuant to the terms of this Lease, and, in the event of any nonpayment of any of the foregoing (hereinafter sometimes singularly or collectively referred to as "additional rent"). Landlord shall have (in addition to all other rights and remedies) all the rights and remedies provided for in this Lease or by any Requirement in the case of nonpayment of the base rent.

The term "requirement" shall mean any law, ordinance, order, rule or regulation of a governmental authority, including but not limited to those relating to zoning, building and the environment.

The term "governmental authority" shall mean the United States, the State in which the premises are located, and any political subdivision thereof, and any agency, department, commission, board, bureau or instrumentality of any of them, and any regulatory body such as a Board of Fire Underwriters.

Tenant shall pay base rent and additional rent by good and sufficient check, subject to collection, drawn on a bank which is a member of the New York Clearing House Association or a successor thereto.

All base rent and additional rent shall be paid by Tenant without notice or demand and without abatement, deduction, counterclaim or set-off, except as may otherwise be specifically provided herein.

If the Rent Commencement Date occurs on other than the first day of a calendar month, the base rent for the calendar month in which the rent commencement date occurs shall be prorated by a fraction,



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the numerator of which is the number of days in such month within the Term, and the denominator is the number of days within such month.

If any installment of rent or additional rent or any service charge shall not be paid within five (5) days following the date on which the same shall be due and payable pursuant to this Lease then, in addition to, and without waiving or releasing, any other rights and remedies of the Landlord, the Tenant shall pay to the Landlord a late charge of one and one half (1-1/2%) percent per month computed (on the basis of a 30-day month) from the date on which each such installment became due and payable to the date of payment of the installment on the amount of each such installment or installments, as liquidated damages for Tenant's failure to make prompt payment, and the same may be collected on demand or as additional rent in accordance with the provisions of paragraph TWENTY-FIFTH of this Lease.

REPAIRS, MACHINERY, CLEANING AND WASTE

         THIRD: (a) The tenant shall take good care of the premises and the fixtures, appurtenances, equipment and facilities therein and shall make as and when needed, all repairs in and about the premises required to keep them in good order and conditions; such repairs to be equal in quality to the original work. Should the Tenant fail to repair any condition in or about the premises or the fixtures, appurtenances, equipment and facilities therein which is of such a nature that its neglect would result in damage or danger to the building, its fixtures, appurtenances, facilities and equipment, or to its occupants (of which nature the Landlord shall be the judge) or, in the case of repairs of any other nature, should the Tenant have failed to make the required repairs or to have begun, in good faith, the work necessary to make them within five days after notice by personal service or certified mail, return receipt requested, from the Landlord of the condition requiring repair, the Landlord may, in either such case, immediately enter the premises and make the required repairs at the expense of the Tenant. The Landlord may make, at the expense of the Tenant, any repairs to the building or to its fixtures, appurtenances, facilities or equipment, whether of a structural or any other nature, which are required by reason of damage or injury due (i) to the negligence or the improper acts of the Tenant or its employees, agents, licensees or visitors; (ii) to the moving, into or out of the building, of property being delivered to or taken from the premises; (iii) to the installation, repair or removal of the property of the Tenant in the premises; or (iv) to the faulty operation of any machinery, equipment, or facility installed in the premises by or for the Tenant. The Tenant will pay the cost of any repairs made by the Landlord pursuant to this paragraph upon presentation of bills therefor, or the Landlord may, at its option, add such amounts to any installment or installments of rent due under this lease and collect the same as additional rent. The liability of the Tenant under this paragraph THIRD shall survive the expiration or other termination of this Lease.

MACHINERY

         (b) If the Tenant shall install or maintain machinery or manufacturing equipment of any description in the premises, the operation of which produces noise or vibration which is transmitted



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beyond the premises and the Landlord deems it necessary that the noise or vibration of such machinery or equipment be diminished, eliminated, prevented or confined to the premises, the Landlord may give written notice to the Tenant, requiring that the Tenant provide and install rubber or other approved settings for absorbing, preventing or decreasing the noise or vibration and such installation shall be conclusive, and the installation shall be made in such manner and of such material as the Landlord may direct. Should the Tenant fail to comply with such request within fifteen days, the Landlord may do the work necessary to absorb, prevent or decrease the noise or vibration of such machinery or equipment and the Tenant will pay to the Landlord the cost of such work upon demand or such cost may, at the option of the Landlord, be added to any installment or installments of rent under this Lease and shall be payable by the Tenant as additional rent.

         (c) The premises shall be kept clean and in order by the Tenant at the Tenant's expense, and to the satisfaction of the Landlord. The Tenant shall, at its own expense, clean the interior and exterior surfaces of the windows at such times as the windows become dirty to a degree which, in the judgment of the Landlord, adversely affects the appearance of the building or the premises. Such window cleaning shall be done in a manner which complies with the requirements of this Lease and all applicable laws and regulations. The Tenant shall, at its own expense, remove from the building any and all rubbish, refuse and waste originating in the premises of the Tenant or cause the same to be removed. The removal of such refuse, rubbish and waste shall be subject to such rules and regulations as to the time and manner of removal as, in the judgment of the Landlord, are necessary for the proper operation of the building. In the event that the Tenant shall fail to clean the windows or remove its refuse, rubbish and waste, such cleaning or removal may be done by the Landlord, and the Tenant shall pay to the Landlord the cost of the cleaning of the windows or the removal of any of the Tenant's refuse, rubbish and waste from the building. Bills for the same shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as additional rent. Should the Landlord clean the windows or remove the rubbish of the Tenant and of other tenants, the cost of such cleaning or removal shall be apportioned as between the Tenant and such other tenants respectively on the basis of the number of windows or the respective approximate quantities of such rubbish and waste as the case may be. The Landlord's apportionment of such respective quantities shall be conclusive on the parties.

         (d) If Tenant installs HVAC equipment and/or facilities within the premises which services the Premises exclusively, Tenant agrees to maintain and repair (including making necessary replacements) such equipment and services and to provide and to keep in force, at Tenant's sole cost, during the Term for the benefit of Landlord and Tenant, a comprehensive maintenance and service agreement, in form and substance satisfactory to Landlord in the reasonable exercise of its discretion, covering the maintenance, service, repairing and replacement, labor and materials, with respect to such equipment and services. Tenant agrees to deliver to Landlord a duplicate original of the aforesaid service and maintenance agreement which shall provide that it will run in favor of Landlord if Landlord so elects and that such agreement may not be cancelled except on ten days notice to Landlord.



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ALTERATIONS AND FIXTURES

Paragraph FOURTH Continued In Rider Annexed Hereto and Made a Part of This
Lease.

         FOURTH: (a) The Tenant shall not make any alteration, decoration, addition or improvement in or upon the premises, nor incur any expense therefor, without having first obtained the written consent of the Landlord therefor. Landlord will not unreasonably withhold such consent. Whenever any alteration, decorations, additions or improvements of the premises are made by the Tenant, the Tenant shall not, knowingly, employ or permit to be employed therein any labor which will cause strikes or labor troubles with other employees in the building employed by the Landlord or its contractors. All alterations, decorations, additions or improvements shall be made and installed in a good and workmanlike manner and shall comply with all requirements, by law, regulation or rule, of the Federal, State and City Governments and all subdivisions and agencies thereof, and with the requirements of the New York Fire Insurance Exchange, New York Board of Fire Underwriters and all other bodies exercising similar functions, and shall conform to any particular requirements of the Landlord expressed in its consent for the making of any such alterations, decorations, additions, and improvements. Any such work once begun shall be completed with all reasonable dispatch, but shall be done at such time and in such manner as not to interfere with the occupancy of any other tenant or the progress of any work being performed by or on account of the Landlord.

         (b) All alterations, decorations, additions or improvements, which may be made or installed by either of the parties hereto in or upon the premises (whether made during or prior to the term of this Lease or during the term of any prior lease of the premises made between the Landlord and the Tenant), except the furniture, trade fixtures, stock in trade, and like personal property of the Tenant, shall be conclusively deemed to be part of the freehold and property of the Landlord, and shall remain upon the premises, and, upon the expiration or any termination for the term of this lease, shall be surrendered therewith as a part thereof, unless the Landlord shall, prior to the expiration or termination of the term, notify the Tenant that any or all of such alterations, decorations, additions or improvements shall be removed, in which event, the Tenant shall remove the same in accord with the Landlord's notice at its own cost and expense at or prior to the expiration or termination of the term. The Tenant, at or prior to the expiration or any termination of the term of this lease shall, at its own expense, remove all its furniture, trade fixtures, stock in trade and like personal property. The Tenant shall restore and repair, at its own cost and expense, any damage or disfigurement of the premises occasioned by any such removals or remaining after such removals, so as to leave the premises in good order and condition or, the Landlord at its option, may do such restoration and repair and the Tenant will pay the cost thereof upon demand. If any furniture, trade fixtures, stock in trade or other personal property of the Tenant shall not be removed at the expiration or any termination of this lease, the Landlord, at the Landlord's option, may treat the same as having been irrevocably abandoned, in which event the Tenant shall have no further right, title or interest therein and the Landlord may remove these same from the premises, disposing of them in any way which the Landlord sees fit to do, and the Tenant shall, on demand, pay to the Landlord the expense incurred by the Landlord for the removal thereof, as well as the cost of any restoration of the



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premises above provided. The Tenant's obligations under this subdivision (b) of this paragraph Fourth shall survive the expiration of this lease.

Paragraph FOURTH Continued In Rider Annexed Hereto and Made a part of This Lease

         (c) The Landlord may at any time during the term of this Lease, change the arrangement or location of the entrance or passageways, doors and doorways, and the corridors, elevators, stairs, toilets or other parts of the building used by the public or in common by the Tenant and other tenants (including, without limitation, the conversion of elevators from manually operated to an automatic self-service basis) and may alter the facilities, fixtures, appurtenances and equipment of the building as it may deem the same advisable, or as it may be required so to do by any governmental authority, law, rule or regulation. The Landlord may, after reasonable notice, change the name, street number or designation by which the building is commonly known.

COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS

         FIFTH: The Tenant shall promptly comply, at the Tenant's own expense, with all laws, ordinances, regulations and requirements of the City, State and Federal Government, and all subdivisions and agencies hereof, and of the New York Fire Insurance Exchange, the New York Board of Fire Underwriters, and of any fire insurance rating organization, and of all other departments, bureaus, officials, boards and commissions with regard to the premises, or the use thereof by the Tenant, and (if the premises are situated on the ground floor) the sidewalks adjoining the same in so far as such compliance is made necessary by the Tenant's use of the sidewalks adjoining the same in so far as such compliance is made necessary by the Tenant's use of the sidewalks. The Tenant will not permit the maintenance of any nuisance upon the premises or permit its employees, licensees or visitors to do any illegal act therein, or in and about the building after notice thereof from the Landlord. If any such law, ordinance, regulation or requirement shall not be promptly complied with by the Tenant, then the Landlord may, at its option, enter upon the premises to comply therewith, and should any fine or penalty be imposed for failure to comply therewith or by reason of any such illegal act, the Tenant agrees that the Landlord may, at its option pay such fine or penalty, which the Tenant agrees to repay to the Landlord with interest from the date of payment, as additional rent.

COMPLIANCE WITH LANDLORD'S RULES

Paragraph SIXTH Continued In Rider Annexed Hereto and Made a Part of This Lease.

         SIXTH: The Tenant and the tenant's employees, and any other persons subject to control of the Tenant, shall well and faithfully observe all the rules and regulations annexed hereto, and also any and all reasonable rules and regulations affecting the premises, the building or the equipment, appurtenances, facilities and services thereof, hereafter promulgated by the Landlord. The Landlord may at any time, and from time to time, prescribe and regulate the placing of safes, machinery, quantities of merchandise and other things, and regulate which elevator and entrance



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shall be used by the Tenant's employees, and for the Tenant's shipping; and may make such other and further rules and regulations as in its judgment may, from time to time, be needed or desirable for the safety, care or cleanliness of the building and for the preservation of good order therein.

PLATE GLASS

         SEVENTH: The Landlord may at its option, either (i) at the Tenant's expense, keep the plate glass, if any, in the premises insured in the name of the Landlord, against loss or damage, the premium for which, whether by separate policy or as a part of a schedule of another policy, shall be paid by the Tenant to the Landlord, upon demand, or (ii) require the Tenant, at the Tenant's expense, to keep the plate glass, if any, in the premise insured in the name of the Landlord, against loss or damage, in which event, the Tenant shall deliver such policy and evidence of due payment of the premium therefor to the Landlord.

         [EIGHTH INTENTIONALLY DELETED]

LANDLORD'S ACCESS TO THE PREMISES

         NINTH: (a) The Tenant shall, without in any way affecting the Tenant's obligations hereunder, and without constituting any eviction, permit the Landlord and its agents; (i) at all reasonable hours, to enter the premises and have access thereto, for the purpose of inspecting or examining them and to show them to other persons; (ii) to enter the premises to make repairs and alterations, and to do any work on the premises and any work in connection with excavation or construction on any adjoining premises or property (including, but not limited to, the shoring up of the building) and to take in any of the foregoing instances, any space needed therefor; and (ii) during the six months preceding the termination hereof, to place and maintain thereon the usual "for rent" notices. The Tenant shall permit the Landlord to erect and maintain ducts, pipes and conduits in and through the premises.

         (b) In the event that the premises shall, in the Landlord's judgment, become substantially vacated before the expiration of this lease, or in the event the tenant shall be removed by summary proceedings, or in the event that, during the last month of the term, the Tenant shall have removed all of the Tenant's property therefrom, the Landlord may immediately enter into and upon said premises for the purpose of decorating, renovating or otherwise preparing same for a new tenant, without thereby causing any abatement of rent or liability on the Landlord's part for other compensation, and such acts shall have no effect upon this lease.

         (c) If the Tenant or an officer or a authorized employee of the Tenant shall not be personally present to open and permit an entry into said premise, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents, may enter the same by a master key , or may forcibly enter the same without rendering the Landlord or such agents liable therefor (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease



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and in no event shall any such entry by the Landlord or its agents be deemed an acceptance of a surrender of this lease, either expressed or implied, nor a waiver by the Landlord of any covenant of this lease on the part of the Tenant to be performed.

ELECTRIC CURRENT; LIVE STEAM

         TENTH: (a) If electric current be supplied by the Landlord, the Tenant covenants and agrees to purchase the Tenant's requirements thereof for lighting and power purposes at the premises from the Landlord or the Landlord's designated agent, on the terms and at the rates set by the Landlord, such rates not to exceed the rates in the service classification under which the Landlord purchases electric current from the public utility corporation serving the part of the city where the building is located.

Where more than one meter measures the service of the Tenant in the building, the service rendered through each meter may be computed and billed separately in accord with the rates herein provided for. No current shall be furnished until the equipment of the Tenant has been approved by the proper authorities, and after such approval, no changes shall be made in such equipment without the written consent of the Landlord. The Tenant shall pay, upon demand, the bills for electric current furnished, and the use of meters; the Landlord and its agent reserving the right, without releasing the Tenant from any liability, and without constituting any eviction, and without any liability on the Landlord's part, to cut off such electric current after five days' notice for non-payment of any such bill or bills. The Tenant shall comply with such rules, regulations and contract provisions as are customarily prescribed by public service corporations supplying such services, for consumption similar to that of the Tenant.

         (b) The Landlord may discontinue the supply of electric current under subdivision (a) at any time on sixty (90) day's notice to the Tenant without being liable to the Tenant therefor or without in any way affecting this lease or the liability of the Tenant hereunder or causing the diminution of rent, and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule, or regulation now or hereafter enacted, promulgated, or issued. Should the Landlord give such notice of discontinuance, the Tenant shall make the Tenant's own arrangements to receive such service direct from such public utility corporation serving the building and the Landlord shall permit the Landlord's wires, conduits and meters, to the extent to which they are safely available for such use and to the extent to which they may be so used under any applicable governmental regulations or the regulations of such public utility, to be used for the purpose. Should any additional or other wiring, conduits, meters or any other or different distribution equipment be required in order to permit the Tenant to receive such service directly from the public utility, the same will be installed, as the Landlord shall elect, either by the Landlord, at the sole cost and expense of the Tenant, or by the Tenant at the Tenant's sole cost and expense. In the case of central distribution equipment which is used in connection with the distribution or metering of current supplied to the Tenant and other tenants of the building, and which is required to be installed under governmental regulations or the regulations of such utility, the cost of installation thereof will be prorated among the several tenants, serviced through the distribution facility in the proportion which



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their average consumption of electric current over the next preceding period of not less than six months' duration bears to the total consumption of electric current by all tenants during such period, and the Tenant shall pay to the Landlord the Tenant's share of such cost of installation, apportioned as above, within five (5) days following receipt of a statement, showing the cost of the distribution equipment and the manner in which the cost has been allocated to the Tenant. Should the supply of electric current by the Landlord be discontinued, but not as a result of the Landlord's election to discontinue the supply of current, then the Tenant shall, at the Tenant's expense, install all wiring, metering and distribution facilities which are required in order to permit the Tenant to purchase the Tenant's requirements for electric current for the premises from such utility and shall discontinue the use of the Landlord's electric wires, cables, meters and distribution facilities. All such facilities installed by the Tenant shall be installed in a workmanlike way which complies with the applicable governmental regulations and the regulations of the public utility. The Landlord will in any such case permit any pipe-chases or channels available in the building to be used by the Tenant for the Tenant's cables and conduits to the extent that the same may be available and may be safely used for the purpose.

         (c) The Landlord shall not in any way be liable or responsible to the Tenant for, any loss or damage or expense which the Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for the Tenant's requirements, nor shall the Landlord be in any way responsible for any interruption of service due to breakdowns, repairs, malfunction of electrical equipment or any other cause relating to electrical service which is beyond the Landlord's reasonable control.

         (d) If there be any facilities for the supply of live steam in the building, such steam shall be supplied to the Tenant only if separate agreements are made therefor and pursuant to such arrangements. In the event that such separate agreements shall be made, the appropriate provisions of this paragraph Tenth shall be applicable thereto.

CONDEMNATION

         ELEVENTH: If the premises or any part thereof, shall be taken or condemned for any public or quasi public use, this lease and the term hereby granted shall terminate on the date when possession of the premises or such part shall be actually taken for such public or quasi public use. If any other part of the building shall be so taken, and such taking shall, in the judgment of the Landlord, make the operation of the building impractical, unprofitable or uneconomical (even though no part of the premises be taken), the Landlord may, at its option, give to the Tenant, at any time after the vesting of title and prior to the actual taking of possession, thirty (30) day's notice of intention to terminate this lease, and upon the date designated in such notice, this lease and the term hereby granted shall terminate. In no event shall any condemnation award be apportioned, and the Tenant hereby assigns to the Landlord all rights and claim to any part of such award, but the rent, and all other sums payable by the Tenant, shall be apportioned as of the date of any such termination of this lease.

MECHANIC'S LIENS

         TWELFTH: The Tenant will not permit, during the term hereby granted, any mechanic's or other lien or order for payment of work, labor, services, or materials furnished or to be furnished to attach to or affect the premises or any portion thereof, and agrees that no such lien or order shall under any circumstances attach to or affect the fee, leasehold or other estate of the Landlord herein, or the building. The Tenant's obligation to keep the premises in repair, and its right to make alterations therein, if any, shall not be construed as the consent of the Landlord to the furnishing of any such work, labor or law. Notice is hereby given that the Tenant has no power, authority of right to do any act or to make any contract which may create, or be the foundation for, any lien upon the fee or leasehold estate of the Landlord in the premises or upon the land buildings of which they are a part or the improvements now erected or hereafter to be erected upon the premises or the land or buildings of which the premises are a part; and in any such mechanic's or other lien or order shall be filed against the purchases of the land and buildings of which the premises are a part, the Tenant shall, within ten (10) days thereafter, discharge said lien or order by payment, deposit or by bond fixed in a proper proceeding according to law. If the Tenant shall fail to take such action, or shall not cause such lien or order to be discharged within ten (10) days after the filing thereof, the Landlord may pay the amount of such lien or discharge the same by deposit of, by bond or in any other manner according to law, and pay any judgment recovered in any action to establish or foreclose such lien or order, and any amount so paid, together with the expenses incurred by the Landlord, including all attorneys' fees and disbursements incurred in any defense of any such action, bonding or other proceeding, shall be deemed additional rent.

SUBORDINATION

         THIRTEENTH: This lease, and all the rights of the Tenant hereunder, are and shall be subject and subordinate to any and all mortgages now or which hereafter may become liens either in whole or in part on the building, or the land on which it stands, and also to any and all other mortgages covering other lands or lands and buildings, which may now or hereafter be consolidated with mortgages or mortgages upon the building and the land on which it stands or which may be consolidated and spread to cover the building and such land and any such other lands or lands and buildings, and any extension, renewal or modification of any such mortgages, and to any and all underlying leases on record or hereafter to be recorded, against the building or the land on which it stands, and also Tenant any and all other mortgages covering other lands or lands and buildings, which may now or hereafter be consolidated with any mortgage or mortgages upon the building and the land on which it stands or which may be consolidated and spread to cover the buildings and such land and any other lands or lands and buildings, and any extension, renewal or modification of any such mortgages, and to any and all underlying leases on record, or hereafter to be recorded, against the building or the land on which it stands, and any extensions, renewals or modifications thereof. The Tenant hereby constitutes and irrevocably appoints the Landlord the Tenant's attorney in fact to execute any instrument or certificate evidencing such subordination for and on behalf of the Tenant.

CERTIFICATE OF OCCUPANCY

         FOURTEENTH: The Tenant shall immediately discontinue any use of the demised premises, which may, at any time be claimed or declared by the City or State of New York or other government authority to be in violation of or contrary to the certificate of occupancy of the building, or by reason of which any attempt may be made to penalize the Landlord or require the Landlord to secure any certificate of occupancy other than the one, if any, now issued for the building.

VAULTS

         FIFTEENTH: Notwithstanding anything herein contained, or shown on any sketch, plan or schedule hereto attached, to the contrary, if any vault space forms a part of the premises, or adjoins the same, or any part or portion of the herein demised premises is not within the property line of the building or premises, and if the use of the said space shall hereafter be prevented or curtailed by exercise of any governmental authority, the Tenant shall have no claim whatever upon the Landlord for the loss of such space, by any abatement of the rent, or otherwise, and the Landlord's covenant of quiet enjoyment hereinafter contained, shall not be deemed to apply to any such space. The Landlord makes no representation as to the location of the property line of the building. The Tenant shall reimburse the Landlord for the vault charge or tax, if any, imposed by the city of New York with respect of any such vault space.

         [SIXTEENTH INTENTIONALLY DELETED]

FIRE AND FIRE INSURANCE

Paragraph SEVENTEENTH (a) Continued In Rider Annexed Hereto and Made a Part of This Lease.

         SEVENTEENTH: (a) If the premises shall be damaged by fire the Tenant shall give immediate notice thereof to the Landlord, and said damage (unless the same shall be due to the negligence or other fault of the Tenant or its employees) shall be repaired by the Landlord, at the Landlord's expense, with all reasonable speed, making due allowance for delay due to labor troubles, settlement of loss and other causes beyond the control of the Landlord, and the Tenant shall, in every reasonable way, facilitate the making of such repairs and (unless the fire shall be due to the negligence or other fault of the Tenant or its employees) the base rent and additional rent shall be suspended during such period as the premises shall have been rendered wholly untenantable and, in the event that the premises are rendered partially untenantable, the rent shall be abated during such period, in the proportion which the area of the premises which is rendered untenantable bears to the area of the whole premises, but no damage to the premises or the building by fire, or other cause, however extensive, shall terminate this lease, or give the Tenant the right to quit and surrender the premises, or impair any obligation for the Tenant hereunder, except with respect to the payment of base rent and additional rent (and with respect thereto the extent above provided) unless the same be so extensive that the Landlord shall, within sixty (60) days after the date when such fire occurs, elect to demolish or reconstruct the building, in which event (even though the premises shall be then tenantable and occupied by the Tenant) the Landlord may give to the Tenant thirty (30) days' notice of intention to terminate this lease, and upon the date designated in such notice, the term hereby granted shall terminate, and the rent shall be apportioned as of the date of such fire or as of such later date as the Tenant may actually surrender possession.

         (b) The Tenant shall conduct its business and use the premises in such a manner as shall make and keep the rate of insurance upon the entire building as low as such rate can be made and kept, and the Tenant shall install and maintain all its furniture, fixtures, equipment, stocks and materials in such a manner as to accomplish the foregoing purposes. The Tenant further agrees not to permit any act to be done or anything brought into or kept upon the premises which will void or avoid the insurer's liability under any contract of fire insurance on the building or its contents. Should the fire insurance rate on the building be increased beyond the present rate, by reason of the Tenant's occupancy or character of its business, or the Tenant's failure to comply with the terms hereof, the Tenant agrees to pay to the Landlord, on demand, the additional cost of such insurance, or, at the option of the Landlord, the same may be added to any installment of rent and be payable as additional rent. The schedule of the makeup of a rate issued by an authorized rating organization shall be conclusive evidence of the facts therein stated and of the items in the rates applicable to the premises.

CHANGE IN USE OF PREMISES, SUBLETTING AND ASSIGNMENT

         EIGHTEENTH: The use to be made of the premises by the Tenant as herein provided and the identity of the Tenant being among the inducements to the making of this lease, the Tenant shall not, without having first obtained the Landlord's written consent, use the premises or any part thereof, or permit the same to be used, for any purpose other than that above specified nor assign or transfer this lease or any interest therein, or mortgage or encumber the same, or suffer the name to be assigned, transferred, or encumbered by operation of law, or sublease the premises or any part thereof, or permit the same to be occupied by anyone other than the Tenant and the Tenant's employees, except such other businesses as are owned or controlled by at least 51% ownership by Tenant. No such consent shall be deemed to permit any act except that to which it specifically refers or to waive or to render unnecessary any subsequent consent to a similar act, or to relieve the Tenant or any assignee from any obligation under this lease, and any as signee, by accepting an assignment, shall be conclusively deemed to have assumed this lease and all obligations already accrued or to accrue thereunder and further to have agreed to duly and fully perform all of the Tenant's covenants herein contained. If the Tenant shall, at any time, be in default in the payment of rent, the Landlord shall have the right to collect rent from any assignee, under-tenant, or occupant, and credit the same to the account of the Tenant; and no such collection shall constitute a waiver of the foregoing covenant or constitute the acceptance of anyone other than the Tenant as tenant, or shall otherwise release, impair, or otherwise affect any obligation of the Tenant under this lease.

WAIVER AND SURRENDER; REMEDIES CUMULATIVE

         NINETEENTH: No consent or waiver of any provision hereof or acceptance of any surrender shall be implied from any act or forbearance by the Landlord. No agreement purporting to accept a surrender of this lease, or to modify, alter, amend or wave any term or provision thereof, shall have any effect or validity whatever, unless the same shall be in writing, and executed by the Landlord and by the Tenant, and be duly delivered, nor shall the delivery of any keys to anyone have any legal effect, any rule or provision of law to the contrary notwithstanding. Any consent, waiver or acceptance of surrender, in writing, and properly executed and delivered as aforesaid, shall be limited to the special instance of which it is given, and no superintendent or employee, other than an officer of the Landlord or of its managing agent, and no renting representative shall have any authority to accept a surrender of the premises, or to make any agreement or modification of this lease, or any of the terms and provisions hereof. No provision of any lease made by the Landlord to any other tenant of the building shall be taken into consideration in any manner whatever in determining the rights of the Tenant herein. No payment by the Tenant or receipt by the Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent, nor shall any endorsement of any check, nor any letter accompanying any such payment of rent be deemed an accord and satisfaction (unless an agreement to accept a lesser amount be signed by the Landlord), but the Landlord may accept such payment without prejudice to the Landlord's full right to recover the balance of such rent and to institute summary proceedings therefor. The receipt by the Landlord of any rent, or additional rent or of any other sum of money which may be payable under this lease, or of any portion thereof, shall not be deemed a waiver of the right of the Landlord to enforce the payment of any sum of any kind previously due or which may be appropriate, or to terminate this lease or to exercise any of the rights and remedies reserved to the Landlord hereunder, and the failure of the Landlord to enforce any covenant or condition (although the Tenant shall have repeatedly or continuously broken the same without objection from the Landlord) shall not estop the Landlord at any time from taking any action with respect to such breach which may be authorized by this lease, or by law, or from enforcing said covenant or any other covenant or condition on the occasion of any subsequent breach or default. In the event of any continuing or threatened breach by the Tenant, the Landlord shall have the right of injunction. The various rights, remedies, powers and elections of the Landlord, as provided in this lease or created by law, are cumulative, and none of them shall be deemed to be exclusive of the others, or of such other rights, remedies, powers and elections as are now or may hereafter be conferred upon the Landlord by law.

REPRESENTATIONS AS TO PREMISES, CERTIFICATE OF OCCUPANCY AND USE

         TWENTIETH: The Tenant represents to the Landlord that the Tenant has made, or caused to be made, a careful inspection of the premises and that the Tenant has made an examination of the certificate of occupancy of the building and that the area and present condition of the premises are in all respects satisfactory to the Tenant, except (if at all) as may herein otherwise be expressly stated in the memorandum of repairs or decorations to be done by the Landlord attached to this lease, and that the Tenant has determined that the use of the premises, as set forth in this lease, is consistent with the uses permitted under the certificate of occupancy. The Tenant acknowledges that no representations or promises have been made by the Landlord or the Landlord's agents with respect to the premises for the building or the certificate of occupancy thereof, except as in this lease set forth. The statements contained in this lease regarding the use of the premises by the Tenant shall not be deemed a representation or warranty by the Landlord that such use is lawful or permitted by the certificate of occupancy of the building.

LIMITATION OF LANDLORD'S LIABILITY

         TWENTY-FIRST: (a) The Tenant shall make no claim upon the Landlord for abatement of rent, constructive eviction, rescission, or otherwise, and the Landlord shall be exempt from all liability, except for injuries to the Tenant's person or property which are due to the negligence of the Landlord, its agents, servants or employees in the management of the premises or the real property of which the demised premises are a part, for or on account of any annoyance, inconvenience, interference with business, or other damage, caused by: (i) any interruption, malfunction or curtailment of the operation of the elevator service, heating plant, sprinkler system, gas, water, sewer or steam supply, plumbing, machinery, electric equipment or other appurtenances, facilities, equipment, and conveniences in this building, whether such interruption, malfunction or curtailment be due to breakdowns, or repairs, or strikes or inability to obtain electricity, fuel or water due to any such cause or any other cause beyond the Landlord's control; (ii) any work or repair, alteration or replacement done by or on behalf of the Landlord or the Tenant, pursuant to the provisions of this lease; (iii) any water, rain, snow, steam, gas, electricity or other element, which may enter, flow from or into the premises or any part of the building, or any noise or vibration audible in, or transmitted to the premises; (iv) any vermin; (v) any falling paint, plaster or cement; (vi) any interference with light or with other easements or incorporeal hereditaments; (vii) any latent defect or deterioration in the building or the appurtenances thereof, whether or not the Landlord shall have been notified of any condition allegedly causing same; (viii) any zoning ordinances or other acts of governmental or public authority now or hereafter in force; and (ix) any act or omission if any other occupant of the building or other person temporarily therein. The Tenant will not hold the Landlord liable for any loss or theft of, or damage to, any property in the herein demised premises done or caused by any employee, servant, or agent of the Landlord who is invited into the premises by the Tenant, nor for the loss, damage or theft of any property stored or theft in the basement or in any other part of the building, or left with any employee of the Landlord, notwithstanding such theft, loss or damage may occur through carelessness or negligence of the Landlord's employees; and the Tenant agrees that any employee in entering the premises at the invitation of the Tenant or accepting custody of property shall be then deemed agent of the Tenant or other person at whose instance he may be acting, and not agent of the Landlord. Employees are not permitted to receive or accept packages or property for account of Tenants. Storerooms or storage space for personal property (if provided) are provided gratuitously by the Landlord, and the use of same shall be at the Tenant's risk and the Tenant will not hold the Landlord liable for any loss of or damage to person or property therein or thereby. Nothing in this lease contained shall impose any obligation upon the Landlord with respect to any real property other than this building, whether said other real property be owned by the Landlord or otherwise, or shall in any way limit the Landlord's right to build upon or otherwise use said other real property in such manner as the Landlord may see fit. The Tenant shall make no claim upon the Landlord for abatement of rent, constructive eviction or rescission, and the Landlord shall have no liability by reason of the Landlord's failure to enforce the provisions of the lease to any other tenant against such other tenant.

         (b) Any right and authority reserved by and granted to the Landlord under this lease, to enter upon and make repairs in the premises shall not be taken as obligating the Landlord to inspect and to repair the premises and the Landlord hereby assumes no responsibility or liability for the care, inspection, maintenance, supervision, alteration or repair of the premises. The Tenant assumes possession and control of the premises and exclusively the whole duty of care and repair, if any, owed to persons outside the premises and travelers on the street and sidewalk.

INDEMNITY BY TENANT

         TWENTY-SECOND: The Tenant hereby indemnifies and agrees forever to save harmless the Landlord against any and all liabilities, penalties, claims, damages, expenses (including attorneys' and counsel fees) or judgments, arising from injury to person or property of any kind, occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, customers, agents, assigns or under-tenants of the Tenant, or based on any matter or thing growing out of the Tenant's use or occupation of the premises or any part of the building.

NOTICES

         TWENTY-THIRD: Any notice which is given by either party to the other pursuant to this lease shall be in writing and shall be given as follows: (a) If such notice is to be given by the Landlord to the Tenant, such notice may be given personally or by registered or certified mail in the following manner: (i) notice may be given personally, by delivering the same to the Tenant or, if the Tenant be a corporation or partnership, to any officer of such corporation or member of the partnership, at the premises or at any other place; (ii) notice may also be given personally at the premises by delivering the same to the Tenant or any officer or partner of the Tenant, or to any regular employee of the Tenant; or (iii) notice may also be given by registered or certified mail, by depositing the notice, enclosed in an envelope addressed to the Tenant at its address given in this lease or at the premises, in any United States Post Office, postage and registry fees prepaid; (b) If such notice is to be given by the Tenant to the Landlord, the notice shall be given by registered or certified mail, by depositing the notice, enclosed in an envelope, addressed to the Landlord at 161 Sixth Avenue, New York, N.Y., or at such other place as the Landlord shall hereafter designate in writing, in any United States Post Office, postage and registry of certified fees prepaid. Any notice shall be deemed to have been given on the date when the same is delivered as above provided or, if given by mail, on the date when it is deposited as above provided in the United States Post Office.

INSOLVENCY

         TWENTY-FOURTH: If, at any time after the execution and delivery of this lease, the Tenant shall be adjudicated a bankrupt, or if the Tenant shall make any assignment for the benefit of any insolvency law, or petition or answer to reorganize the Tenant shall be approved by any court or judge, or if a petition or answer for a composition or extension shall be filed by the Tenant, or if a receiver or trustee shall be appointed for the Tenant's property, or if the Tenant's interest in this lease shall be attached or levied upon or shall devolve upon or pass to any party other than the Tenant (whether such event occurs prior or subsequent to the commencement of the term of Tenant's entry into possession) such event shall be conclusively deemed a default hereunder, and the Landlord shall have the right to terminate this lease in the manner hereinafter provided, as if such event were a breach by the Tenant of one of the covenants of this lease. In the event of such termination, the Tenant or any person claiming under, by or through the Tenant, by virtue of any statute or of an order of any court, shall not be entitled to possession or to remain in possession of the demised premises but shall forthwith quit and surrender same. Exclusive of and in addition to any other rights or remedies the Landlord may have through any other portion or provision of this lease or by virtue of any rule of law or statute, said Landlord may keep and retain, as liquidated damages, any rent, security, deposit or other moneys or consideration received by the Landlord from the Tenant, or others on behalf of the Tenant. Also, in the event of termination of this lease as aforesaid, the Landlord shall be entitled, as and for liquidated damages from the Tenant for breach of the unexpired term of this lease, to an amount equal to the difference between the rental value of the remainder of the term at the time of termination and the actual rent reserved, both discounted to present worth at the rate of four per cent (4%) per annum. If at any time within a reasonable period following the date of the termination of the lease, as aforesaid, the premises should be re-rented by the Landlord, the rent realized by any re-letting shall be deemed prima facie to be the rental value. In the event of the occurrence of any of the above-mentioned events of default occasioned solely through the invocation by the Tenant or by third parties of the laws of the state of New York, judicial or statutory, as distinguished from the invocation of Federal laws relating to bankruptcy, reorganization, or otherwise, the Landlord, in addition to the foregoing, may accelerate the full amount of rent reserved for the remainder of the Lease, and the same shall forthwith become due and payable to the Landlord. Nothing herein provided shall be deemed to prevent or restrict the Landlord from proving and receiving as liquidated damages herein the maximum permitted by any rule of law or statute prevailing when such damages are to be proved, whether they be greater or less than those referred to above.

REMEDIES OF THE LANDLORD ON DEFAULT PERFORMANCE BY THE TENANT

Paragraph TWENTY-FIFTH Continued In Rider Annexed Hereto and Made a Part of This Lease.

         TWENTY-FIFTH: (a) If the Tenant shall default in the full and due performance of any covenant of this lease, the Landlord shall have the right, upon five (5) days' notice to the Tenant (unless a shorter period of notice or provision for the performance of such work without notice is elsewhere established), to perform the same for the account of the Tenant, and in such event all workmen employed by the Landlord shall be deemed the agents of the Tenant, and any reasonable payment made, and expense incurred, by the Landlord in this connection, shall forthwith become due and payable by the Tenant to the Landlord. If the Landlord is compelled to incur any expenses, including reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding instituted by reason of any default of the Tenant hereunder, the sum or sums so paid by the Landlord with all interest, costs and damages, shall be deemed immediately due to the Landlord upon demand.

Any and all sums payable by the Tenant to the Landlord shall bear interest at the rate of Eighteen percent (18%) per annum from the due date to the date of actual payment, and any and all such sums (except the rent hereinabove expressly reserved) shall be deemed to be additional rent for the period prior to such due date, and the Landlord shall have the same remedies for default in the payment of such additional rent as for default in the payment of the rent expressly reserved.

PERFORMANCE BY THE LANDLORD NOT AN EXCLUSIVE REMEDY

         (b) In the event that under the provisions of this lease the Landlord shall have the privilege of performing any covenant in respect of which the Tenant may be in default and of recovering the expenses so involved from the Tenant as additional rent or otherwise, such remedy shall not be the exclusive remedy of the Landlord but the Landlord may, at its option, treat such default as a breach of a substantial obligation of this lease and shall have all the other remedies in respect thereof provided in this or any other paragraph of this lease.

DISPOSSESS TERMINATION OF LEASE

         (c) If the Tenant shall violate or default in the full and due performance of any covenant, provision or condition of this lease (other than the covenant to pay the rent or any additional rent), or any covenant, provision or condition of any other lease under which the Tenant is a tenant in the building, or if any of the events specified in the paragraph of this lease numbered Twenty-fourth and headed "Insolvency" shall occur, or if the conduct of the Tenant or any occupant of the premises shall reasonably be deemed objectionable by the Landlord or the Landlord's managing agent, the Landlord will give to the Tenant five day's notice of such violation, default or misconduct. In the event that (i) the Tenant shall default in the payment of the rent or of any additional rent, or (ii) if the premises shall be vacated, abandoned or deserted, or (iii) in the event that the Tenant, after notice thereof as above provided, shall fail to stop any violation or fully cure or remedy any default or terminate any default or terminate any misconduct under this lease (or in the event that the default is of a nature such that the steps required to cure or remedy the same fully cannot reasonably be completed within five days, then if the Tenant shall not have commenced and have diligently and continuously prosecuted the steps necessary to cure or remedy such default) the Landlord may give to the Tenant ten (10) day's notice of its intention to terminate this lease, and, in such event, on the tenth day following the giving of such notice this lease and the term hereby granted shall terminate and expire as fully and completely as if that day were the date herein expressly fixed for the expiration of the term, and the Tenant shall thereupon quit and surrender the premises into the possession of the Landlord, but the Tenant shall nevertheless remain liable for deficiency in future rent and for any other defaults hereunder, as hereinafter provided. If the Tenant shall default in the payment of the rent, or any additional rent herein mentioned, or of any part of either, or if this lease shall be terminated by the notice last above provided for, the Landlord may immediately, or at any time thereafter, re-enter the premises and remove all persons and property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force, or otherwise, without being liable to indictment, prosecution of damages therefor, and re-possess and enjoy the premises together with all additions, alterations, installations and improvements, and no entry by the

Landlord shall be deemed as acceptance of surrender. Upon any such re-entry, the Landlord may re-let the premises or any part or parts thereof, and for such term or terms as to the Landlord may seem wise, even though the same extend beyond the date herein expressly fixed for the expiration of the term. Any such re-letting shall, at the Landlord's option, be either for the Landlord's own account, or as the agent for the Tenant. If the Landlord shall re-let as the agent of the Tenant, the Landlord shall receive the rents and apply the same, first, to the payment of all expenses which the Landlord shall have incurred by reason of the Tenant's default and in connection with such-entry and re-letting, including, but not by way of limitation, legal expenses, brokers' commissions, and the cost of reasonable repairs, redecoration and alterations, and, secondly to the fulfillment of the covenants of the Tenant herein contained, and the surplus, if any, existing at the date herein expressly fixed for the expiration of the term, shall be paid to the Tenant, but the Tenant shall be entitled to no such payment until said date. So long as the premises, or any part thereof, shall not be re-let, or shall be re-let by the Landlord as the agent of the Tenant, the Tenant shall remain liable for the full and due performance of all the covenants of this lease, and the Tenant hereby agrees to pay to the Landlord, as damages for any default hereunder, until the date herein expressly fixed for the expiration of the term, the equivalent of the amount of all the rent and additional rent reserved herein, less the net avails of re-letting, as herein before defined, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of the said rent days the Tenant shall pay to the Landlord the amount of deficiency then existing and shall not be entitled to withhold any such payment until the date herein expressly fixed for the expiration of the term. The liability of the Tenant shall survive the issuance of a final order and warrant of dispossess, and re-entry by the Landlord, and any other termination of this lease for default of this lease for default of the Tenant, and the granting by the Landlord of a new lease of the premises to another tenant, and the Tenant hereby waives any defense which might be predicated upon any of said acts or events.

         The Tenant hereby expressly waives (i) any and all right to regain possession of said premises or to reinstate or redeem this lease as provided by the Real Property Actions & Proceedings Law, (and as said law may be amended) or any such right which is or may be given by any other statute, law or decision now or hereafter in force; (ii) the service of any notice demanding rent or stating an intention to re-enter; or any similar right which is or may be given by any statute, law or decision now or hereafter in force; (iii) any and all rights of redemption and all other rights to regain possession or to reinstate this lease (in case the Tenant shall be dispossessed or ejected by, or pursuant to judgment, order, execution or warrant of any court or judge). Except as provided in Section 259-c of the Real Property Law with respect to an action for personal injury or property damage between the parties hereto, the Tenant waives and will waive all right to trial by jury in any summary proceedings and in any other proceeding or action at law hereafter instituted by the Landlord against the Tenant in respect of this lease, and also in any action or proceeding between the parties hereto for any cause; and it is hereby agreed, that in any of such events, the matter in dispute shall be tried before a judge without a jury. In the event the Landlord shall commence any action or summary proceeding for non-payment of rent or other breach of covenant or condition, the Tenant hereby agrees not to interpose any counterclaim of whatever nature or description in any such action or proceeding. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

SURRENDER AT EXPIRATION

         TWENTY-SIXTH: Upon the expiration or any termination of the term of this lease, the Tenant shall quit and surrender the demised premises, together with any fixtures, equipment or appurtenances installed in the premises at the commencement of this lease, and any alterations, decorations, additions and improvements which are not to be removed in compliance with the provisions of paragraph Fourth hereof, to the Landlord, in good order and condition, ordinary wear excepted. The Tenant shall remove all its furnishings, trade fixtures, stock in trade and like personal property in accord with the requirements of paragraph Fourth, so as to leave the premises broom- clean and in an orderly condition. If the last day of the term of this lease falls on Sunday, this lease shall expire on the business day immediately preceding. The Tenant's obligation to observe and perform this covenant shall survive the expiration or other termination of the term of this lease.

QUIET ENJOYMENT

         TWENTY-SEVENTH: The Landlord covenants that, if the Tenant shall duly keep and perform all the terms and conditions hereof, the Tenant shall peaceably and quietly have, hold and enjoy the premises for the term aforesaid, subject however to ground leases, underlying leases and mortgages as herein before described, and to the lien, rights and estate by virtue of unpaid taxes of any government having jurisdiction of the premises of which the herein demised premises are a part. If the Landlord shall hereafter sell, exchange or lease the entire building, subject to this lease, or, being the lessee thereof, shall assign its lease, the grantee, lessee, or assignee thereof, as the case may be, shall, without further agreement by any party, be conclusively deemed to be the Landlord of this lease and to have assumed and undertaken to carry out all of the obligations hereof on the part of the Landlord to be performed, and the Tenant does hereby release the above named Landlord from any claim or liability arising or accruing hereunder, subsequent to such transfer or ownership or possession, for breach of the covenant or quiet enjoyment, or otherwise.

         [TWENTY-EIGHTH INTENTIONALLY DELETED]

PASSENGER ELEVATORS, HEAT

         TWENTY-NINTH: The Landlord shall furnish, passenger elevator service with the elevators now in the building, and sufficient heat during the cold season to heat the premises. The Landlord may suspend such service, if it should become necessary or proper to do so, at any time. The Landlord shall restore such service within a reasonable time, making due allowance for labor troubles, acts of God, or any cause beyond the Landlord's control. Should the Tenant be in default in the payment of any rent hereunder, the Landlord may, without notice and without diminution of the liability of the Tenant hereunder, and without constituting a constructive eviction, suspend or refuse the Tenant freight and passenger elevator service. Should the Tenant, after notice, violate the provisions of Rule 14, the Landlord may, without any diminution of such liability or constituting such eviction, suspend or refuse the Tenant freight elevator service until the conditions in violation of Rule 14 have been fully remedied.

WATER AND SEWER RENTS

         THIRTIETH: (a) The Tenant shall pay for all hot and cold water used on the premises and the Tenant's proportionate share of the cost of such water used for lavatory purposes in any lavatories used by the Tenant in common with other tenants at the Landlord's standard rates. In the event that the Tenant shall use water for any industrial purpose or any purpose other than usual lavatory purposes, the Tenant shall, at its own expense, install a meter or meters for the measurement of the quantity of water thus consumed and keep the same in good working order. With respect to water used for lavatory purposes, whether on the premises or in lavatories sued by the Tenant in common with other tenants, if the quantity of water so used is measured by a meter which measures the consumption of water by other tenants, the Tenant shall pay its proportionate share of all water so consumed. Such proportionate part shall be fixed in accord with the number of persons occupying the premises and the number of persons occupying all premises using water which is measured by such meter. In the event that there shall be a separate meter which measures the use of water by the Tenant of lavatory purposes, the Tenant will pay for the water so shown to have been used and the cost of maintenance of such meter. All payments for water shall be due when billed to the Tenant. In the event that the Tenant defaults in the payment for any water, the amount not paid shall forthwith be payable as additional rent and the Landlord may also, without incurring any liability or disability thereby or constituting a constructive eviction, discontinue the Tenant's supply of water. The Landlord is not under obligation to supply hot water and, if hot water is supplied, the Landlord may at any time

         (b) The Tenant shall pay the New York City sewer rents apportioned to the Tenant's consumption of water at the premises. The apportionment of the sewer rent to the premises shall be made in accord with the measurement or apportionment of water consumed at the premises as in this lease hereinbefore provided. The sewer rents shall be billed with the water charges and the Landlord shall have the same remedies for the collection thereof provided in the case of charges for water.

SPRINKLER MAINTENANCE & SECURITY

         THIRTY-FIRST: The Tenant shall pay to the Landlord the Tenant's proportionate share of the cost of maintenance, operation and rental of the automatic fire alarm supervisory service and manual alarm and sprinkler system now installed in the building and the premises, and for any special watchman or security patrol service which may be employed by Landlord. The Tenant's proportionate share of such cost shall be the fraction of the annual expenditures of the Landlord for such purposes, of which the numerator is the premises and the denominator is the rentable area of the entire building. The amount so payable by the Tenant shall be due when bills therefor are rendered by the Landlord to the Tenant, and in the event of default in the payment thereof, the Landlord may add the amount of any such bill to any succeeding installment of rent and the same shall be collectible as additional rent.

INSURANCE

Paragraph THIRTY-SECOND Continued In Rider Annexed Hereto and Made a Part of This Lease.

         THIRTY-SECOND: The Tenant shall during the demised term provide and keep in force public liability insurance, written by insurance companies approved by the Landlord, covering the Tenant, which shall be in the limit of at least $3 million for claims arising from injury to any one person and (subject to said limit for each individual) with a limit of at least $3 million for total claims arising from any one casualty.

         The Tenant shall furnish the Landlord within five (5) days after the commencement of the term hereof, with a certificate of such insurance, which certificate shall provide, that in the event of any change or cancellation of the policy, advance notice thereof will be given to the Landlord. Upon failure at any time on the part of the Tenant to obtain or keep in force the insurance required by this paragraph, or to pay the premiums thereof, in addition to the rights and remedies provided in paragraph Twenty-fifth hereof, the Landlord shall be at liberty from time to time, and as often as such failure shall occur, to pay the premiums therefor and any and all sums so paid for insurance by the Landlord shall be and become, and are hereby declared to be, additional rent under this lease due and payable on the next rent day or any successive rent day.

DEFAULT UNDER OTHER LEASE

         THIRTY-THIRD: (a) If the Tenant, before the commencement of the term herein granted, shall default in any covenant of any other lease with the Landlord, then, at the option of the Landlord this lease shall not go into effect and the Tenant shall have no right to possession of the premises; and the Tenant agrees to reimburse the Landlord upon demand for any expense of loss that may be suffered due to the Tenant's default.

         (b) In the event that during the term herein granted the Tenant shall default in the performance of the covenants of any other lease with the Landlord such default shall be deemed a default under the terms of this lease and the Landlord shall have all the remedies herein provided for the event of a default under this lease.

WORK TO BE DONE BY LANDLORD:

         THIRTY-FOURTH: If work of any nature is agreed herein to be done by the Landlord, the Tenant agrees that it may be done after the commencement of this lease and that no rebate of rent or allowance will be granted therefor. The Landlord shall not be required to furnish any work or materials to the demised premises, except as expressly provided in the memorandum of repairs or decorations to be done by the Landlord attached to this lease. In case the Landlord is prevented from making any repairs, improvements, decorations or alterations, installing any fixtures or articles of equipment, furnishing any services or performing any other convent herein contained to be performed on the Landlord's part, due to the Landlord's inability to obtain, or difficulty in obtaining, labor or materials necessary therefor, or due to any governmental rules and regulations relating to the priority of national defense requirements, or due to labor troubles, or due to any other cause beyond the Landlord's control, the Landlord shall not be liable to the Tenant for damages resulting therefrom, nor except as expressly otherwise provided in paragraph SEVENTEENTH hereof (in respect of damage to the premises due to fire), shall the Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in the Tenant's favor that such failure constitutes actual or constructive, total or partial eviction from the premises.

MARGINAL NOTES

         [THIRTY-FIFTH INTENTIONALLY DELETED]

         THIRTY-SIXTH: The marginal headings or titles of the various paragraphs of this lease are for reference and index purposes only, and none of them shall be taken into consideration or given any effect whatever in determining the meaning or scope of the paragraph to which any of them apply. The use of any pronoun referring to either of the parties to this lease shall be construed to include any or no gender and any number.

RENT CONTROL

         THIRTY-SEVENTH: If pursuant to any existing or future laws, rules or regulations, the rent, additional rent or any portion therefor shall be uncollectible or unchargeable, then the provisions of this Lease shall be deemed amended so as to be consistent with such laws, rules or regulations. To the extent not prohibited by law, at such time or such law, or regulations shall be removed, declared inapplicable or repealed, Tenant shall pay Landlord as additional rent the amount of rent that would have been payable hereunder had such law, rule or regulation not been applied hereto. The provisions of this paragraph 37 shall survive the expiration of the Lease.

TAX ESCALATION

         THIRTY-EIGHTH: If in any calendar year commencing with the calendar year 1995 the "total real estate taxes", as hereinafter defined, shall be increased over the "total real estate taxes" payable by Landlord for the calendar year 1994 then Tenant shall pay Landlord "Tenant's proportionate share" (as such term is hereinafter defined) of such amount in excess thereof in the manner hereinafter provided. Tenant's obligation hereunder shall be apportioned as between Landlord and Tenant for the portion of such real estate taxes accruing within the term of this Lease.

         "Tenant's proportionate share" shall be deemed to be 6.95 Percent. Tenant's proportionate share has been computed by dividing Tenant's rentable space, which is deemed to be 18,492.00 sq. ft. by 90% of the total rentable space in the building, to wit 266,000 square feet.

         "Total real estate taxes" shall mean and include the expenditures of the Landlord for taxes or assessments payable by the Landlord upon or with respect to the building and the land upon which it is located, imposed by Federal, State or local government (plus all expenditures for fees and expenses incurred in the course of obtaining a reduction in any tentative assessed valuation), and all taxes imposed by any such authority relating to the maintenance and operation of the building, but shall not include income, franchise, inheritance or capital stock taxes.

         The term "real estate taxes" shall mean all taxes and assessments levied, assessed or imposed at any time by any governmental authority upon or against the Land and/or Building on the Land, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income rents from said Land and/or Buildings to the extent that same shall be in lieu of (and/or in lieu of increase in) all or a portion of any of the aforesaid taxes or assessments upon or against the said Land and/or Buildings.

         Tenant shall pay Landlord as additional rent monthly, in advance, a sum equal to one-twelfth of the increase of Tenant's proportionate share of the total real estate taxes as projected by Landlord. Within One Hundred Eight (180) days of the expiration of each calendar year Landlord shall furnish Tenant with a written statement of the actual Tenant's proportionate share of the increase in the total real estate taxes. If greater or less than the amount actually incurred, either Landlord shall reimburse Tenant for such amount or Tenant shall pay such amount within twenty (20) days after the receipt of said statement.

         For each calendar year, commencing with the calendar year 1995 at the beginning of each and every lease year, Landlord shall estimate the amount to be due from Tenant as constituting the projected increase in Tenant's proportionate share of the total real estate taxes and Tenant shall pay 1/12th of said amount monthly in advance subject to adjustments as herein above provided. Tenant may, within thirty (30) days of the receipt of said estimate dispute the amount thereof on notice to Landlord.

         In the event of a dispute between the parties hereto said dispute shall be determined by arbitration as set forth in Paragraph "Forty-Second". Pending determination of such dispute Tenant shall pay Landlord the amount claimed to be due as per Landlord's estimate without prejudice or waiver.

COST ESCALATION

Paragraph THIRTY-NINTH Continued In Rider Annexed Hereto and Made a Part of This Lease.

         THIRTY-NINTH: If in any calendar year commencing with the calendar year 1995 the "operating expenses" as herein after defined, shall exceed the "operating expenses" for the calendar year 1994 then Tenant shall pay Landlord as additional rent "Tenant's proportionate share" (as such term is defined in Paragraph 30 hereof) of the amount of the operating expenses in excess thereof in the manner therein after provided. If the first and/or last years of the term of this lease shall not be full calendar years, then the Tenant's obligation for operating expenses attributable to such years shall be prorated on the basis of the ratio between the number of days of such calendar years falling within the Lease term and 365.

         "Operating expenses" shall mean those expenses and expenditures (except those for Real Estate Taxes) incurred by the Landlord in connection with the operation and maintenance of the building, including:

         (a) Heating: Includes all the expenditures of the Landlord (including expenditures for any related taxes) for fuel or steam used for the heating of the building and the production of hot water;

         (b) Light and Power: Includes all the expenditures of the Landlord (including expenditures for any related taxes) for electricity used for power for the operation of elevators, pumps, motors and fans from time to time used in connection with the operation of the building and for lighting of the parts of the building used in common by all tenants of the facilities of the building used in its operation;

         (c) Employees Expense: (i) Wages, salaries, fees and other compensation or payments, (ii) payroll taxes and contributions to any Social Security, Unemployment insurance, welfare, pension or similar fund, (iii) payments or other fringe benefits required to be made by law or by union agreement, made by or an behalf of the Landlord with respect to employees and agents of the Landlord who from time to time regularly serve in the building and perform services in connection with its operation and, with respect to any employees regularly serving in the building and one or more other buildings of the Landlord, their wages, salaries, fees and such other compensation, taxes, contributions and fringe benefits determined on the basis of the hours served at the building in which the premises are located and such other buildings, as such hours are scheduled by the Landlord and the Landlord's expenditures for the uniforms of employees and the cleaning, pressing and repair thereof;

         (d) Contract Services: Expenditures for services which the Landlord is obligated to provide pursuant to this Lease and which the Landlord elects to provide through independent contractors rather than through its own employees;

         (e) Repairs and maintenance: Expenditures for repairs to the building and all work of physical maintenance of the building and the cost of supplies and equipment used in connection therewith;

         (f) Insurance: Premiums and other charges incurred by Landlord with respect to the insurance of the building against destruction by fire and the other hazards included in "extended coverage" and with respect to insurance against liability for personal injuries, disease of death and property damage;

         (g) Water Charges: Water charges and sewer rents, not reimbursed by tenants;

         (h) Accounting: Reasonable bookkeeping and accounting fees;

         (i) Miscellaneous: Reasonable management fees and commissions.

         There shall be excluded from the wages, salaries and other items of Employee expense the wages, salaries and other related items of Expense with respect to employees in the Landlord's Administrative Offices.

         Commencing with the calendar year 1995 Tenant shall pay Landlord as additional rent monthly, in advance, a sum equal to 1/12th of Tenant's proportionate share of operating Expenses as projected by Landlord in excess of such operating expenses for the Calendar year. Within one hundred and eighty
(180) days of the expiration of each calendar year Landlord shall furnish Tenant with a written statement of the actual operating expenses incurred for the calendar year. In the event such statement discloses that the additional rent paid by Tenant as Tenant's proportionate share of operating expenses is greater or less than the amount actually incurred, either Landlord shall reimburse Tenant for such amount, together with the forwarding of such statement, or tenant shall pay such amount within twenty (20) days after receipt of such statement.

         At the beginning of every calendar year, Landlord shall estimate the amount to be due from Tenant and Tenant shall pay 1/12th of such amount monthly in advance, subject to adjustment as hereinabove provided. Tenant may, within thirty (30) days of the receipt of such estimate, dispute the amount thereof on notice to Landlord.

         In the event of a dispute between the parties hereto such dispute shall be determined by arbitration as set forth in Paragraph FORTY-SECOND. Pending determination of such dispute, tenant shall pay landlord the amount claimed to be due as per Landlord's estimate without prejudice or waiver.

         [FORTIETH INTENTIONALLY DELETED]

LANDLORD'S EXCULPATORY

         FORTY-FIRST: Anything contained in the foregoing to the contrary not withstanding, Tenant agrees that it shall look solely to the estate and property of the Landlord in the Land and Building of which the Premises form a part, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord, in the event of any default or breach by Landlord with respect to any of terms, covenants and conditions of this lease to be observed and/or performed by Landlord, and no other property or assets of Landlord shall become subject to levy, execution, attachment or other enforcement procedures for the satisfaction of Tenant's remedies. If the Land and Building of which the Premises form a part are transferred or conveyed, Landlord shall be relieved of all covenants and obligations under this Lease thereafter accruing and Tenant shall look to such transferee thereafter.

ARBITRATION

Paragraph FORTY-SECOND Continued In Rider Annexed Hereto and Made a Part of This Lease.

         FORTY-SECOND: In such cases where this Lease specifically provides for the settlement of a dispute by arbitration, such arbitration shall be conducted by the American Arbitration Association situated in the offices of such Association closest to the Premises. Such submission to arbitration may be made by either party on notice to the other. This Paragraph shall not be deemed to give either party the right to submit any dispute to arbitration which has not been specifically provided herein to be settled by arbitration.

LANDLORD'S COVENANT

         FORTY-THIRD: Landlord agrees to keep its books and records pertaining to the cost escalation to be paid by Tenant in accordance with Paragraph 39 hereof, in accordance with reasonable accounting practices conducted by Landlord and further agrees to make its books and records pertaining thereto available for inspection and/or audit by Tenant, on reasonable notice, provided, however, that such audit and inspection shall not be made for a period more than twelve
(12) months prior to such audit.

         [FORTY-FOURTH INTENTIONALLY DELETED]

EXECUTION

         FORTY-FIFTH: This Lease shall become effective only when it has been signed by a duly authorized representative of each of the parties and delivered to the other party. This Lease is being executed simultaneously in four counterparts, two of which shall be delivered to Tenant. Each of such fully executed counterparts shall be deemed an original and it shall not be necessary in making proof of this Lease to produce or account for more than one such counterpart.

POSSESSION

         FORTY-SIXTH: If Landlord is unable to give possession of the demised premises on the date of the commencement of the term hereof, because or the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the Lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this Lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of the Lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease, except as to the covenant to pay rent. The provisions of this Paragraph are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Property Law.

FREIGHT ELEVATOR SERVICE

         FORTY-SEVENTH: Except on Saturdays and Sundays, and on holidays recognized as legal holidays by State or Federal Government, the Landlord shall furnish, between the hours of eight AM and six PM freight elevator service with elevators now in the building. If the Tenant requires freight elevator service in addition to that prescribed above, the Landlord will provide such freight elevator service, but the Tenant shall pay to the Landlord for such service at the rate of $41.00 per hour for each hour during which the additional service is supplied. If the Landlord's expenses for labor, as defined in Paragraph TWENTY-NINTH of this Lease shall increase, then the rate per hour charged for such after-hour service rendered by the Landlord shall be increased from time to time by the same percentage as the Landlord's expense for labor for the base year established under paragraph THIRTY-NINTH. The failure on the part of the Landlord, to make the freight elevators available at such additional times, if due to breakdowns, repairs, maintenance, strikes, anticipation of strikes and labor troubles or other causes beyond the control of the Landlord, shall involve no liability on the part of the Landlord, nor shall it constitute an eviction.

         [FORTY-EIGHTH INTENTIONALLY DELETED]

WORK BY LANDLORD

         FORTY-NINTH: Except for Landlord's Work, Tenant will take possession of the premises in an "As Is" condition. Landlord's work shall consist solely of the following: (A). Renovate the existing men's and ladies bathrooms in the front of the premises on the 10th floor of the building; and (B). Subject to provisions of Section Tenth (b) of the Lease, Landlord shall provide the following electric service to the Tenth floor premises; 800 nominal amps 208 volts, 3 phase during the term of the lease. In connection with above referenced electric service Landlord shall provide an electrical distribution box with Tenant to be solely responsible for the distribution of said electric service. *The commencement date of this Lease shall not be postponed by reason of the non-completion of the foregoing work detailed in subsection (A) by May 1, 1994. The Tenant agrees to permit the Landlord and its designees to enter the premises in order to perform the foregoing work and the Landlord may perform such work while the Tenant is in occupancy of the premises and the Tenant shall not be entitled to any abatement of rent, or other compensation by reason thereof.

         FIFTIETH: Landlord agrees to reimburse Tenant in the amount of $200,000.00 towards the cost of Tenant's work on the Tenth Floor premises. Such reimbursement shall be paid by Landlord to Tenant promptly after the following has occurred: (a) completion of all Tenant work on the Tenth Floor premises in accordance with Paragraph FOURTH of this Lease and (b) Tenant is open for business and operating in the Tenth Floor Premises.

         (c) Replace lot lined windows except where lot lined windows are incorporated in mechanical rooms.

         (d) Provide operable radiator valves so that each radiator may be turned on or off as desired.

         (e) Remove all unnecessary equipment, such as electrical boxes, wire, conduit and venting from the 10th floor premises.

                              Rules and Regulations

         1. The Tenant shall not clean, nor require, permit or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or of the Rules of the Board of Standards and Appeals, or of any other board or body having or asserted jurisdiction;

         2. All machinery shall be kept in approved settings, sufficient to absorb any shock and prevent any noise, vibration or annoyance in the building of which the demised premises are a part and shall be provided with oil pans between such machinery and the floor beneath it, sufficient to prevent the seepage of oil on or into the floors;

         3. No acid that in any way may injure any of the pipes or plumbing equipment in the building shall be poured or allowed to drain into the pipes or plumbing equipment thereof, but shall in the event that the building is provided with an acid line be poured only therein, or if there be no acid line, shall be neutralized in a manner satisfactory to the Landlord. No substance which may causes any objectionable odor shall be left in the demised premises.

         4. During the cold season, the windows shall be kept closed to maintain the temperature of the demised premises and to prevent any freezing thereof, or of any equipment or appliance therein;

         5. All trucks, vehicles or conveyances used by the Tenant in the demised premises shall have rubber-tired wheels;

         6. The Tenant's employees, except clerical or executive help, shall, if the Landlord so directs, at all times use only the combination passenger and freight elevator, if any, in going into or coming out of the demised premises;

         7. No sign or lettering shall be inscribed on any door, wall or window of the demised premises which is visible from the street or the portion of the building used in common by other tenants except such as may be approved in writing by the Landlord or its agents or designee;

         8. No additional locks or bolts shall be placed anywhere upon or within the demised premises or any on rooms therein, unless duplicate keys thereto be given to the Landlord and all such keys must, on the termination of this lease, be surrendered to the Landlord;

         9. The Landlord may exclude any persons visiting or attempting to visit the premises between 7 P.M. and 8 A.M. and on Saturdays, Sundays and legal holidays, and may require such persons to sign the Night Report and may require a pass for any such person, signed by the Tenant;

         10. The sanitary and safety facilities used solely by the Tenant or by the Tenant in common with other occupants of the building of which the demised premises are a part, shall be used only for the purposes for which they were constructed;

         11. No signs, signals, devices, displays, sounds or advertisements visible or audible from the street or from the halls and other parts of the building used in common by the Tenant and other Tenants shall be inscribed, erected or maintained unless the kind, style, location and manner thereof shall have been approved in writing by the Landlord and if any sign, signal, sound display or advertising be erected, made or inscribed without such approval, the Landlord may remove the same and charge the cost of so doing to the Tenant as additional rent. Any sign or display which may be installed by the Tenant shall be kept in good order and repair and in a neat and attractive condition. The Landlord reserves the right to use the roof and outside walls surrounding the premises for sign purposes.

The Landlord may remove any sign or signals or displays in order to paint the premises or any part of the building, or make any repairs, alterations or improvements in or upon the premises or building, or make any repairs, alterations or improvements in or upon the premises or building, or any part thereof, provided it causes the same to be removed and replaced at the Landlord's expense whenever the said painting, repairs, alterations or improvements shall have been completed;

         12. No advertising which, in the opinion of the Landlord tends to impair the reputation of the building or its desirability as a loft or office building, shall be published or caused to be published by the Tenant and, upon notice from the Landlord, the Tenant shall refrain from or discontinue such advertising;

         13. Awnings, antennae, aerials, ventilating and air-conditioning apparatus or other projections from the windows or outside walls of the demised premises shall not be erected or installed;

         14. The lights, skylights, entrances, passages, courts, elevators, stairways, loading platforms, halls or any part of the building intended for the use in common by the Tenant and the other occupants thereof shall not be obstructed or encumbered (whether by means of storing of materials and skids or otherwise). In the event of any such encumbrance or obstruction, the Landlord may remove the material causing such encumbrance or obstruction and cause it to be stored and charge the cost of doing so to the Tenant. No courtyard or yard appurtenant to the premises or the building shall be used for parking vehicles of any kind;

         15. No Part of the premises or the building shall be marked, painted, drilled into, or in any way defaced. No laying of linoleum, or other similar floor covering so that the same shall come in direct contact with the floor of the demised premises shall be made; and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed tot he floor, by a paste or other material, soluble in water. Cements and other similar adhesive material shall not be used. Removal of any alterations, decorations or improvements in compliance with paragraph Fourth of this lease shall include the removal of all linoleum, lining and adhesive material;

         16. No part of the demised premises shall be used in a manner or for a purpose that is substantially objectionable to the Landlord or to another tenant, or which in the reasonable judgment of the Landlord, might cause structural injury to the building;

         17. The Tenant's employees shall not stand or loiter around the hallways, stairways, elevators, front, roof or any other part of the building used in common by the occupants thereof;

         18. No load shall be placed upon any floor of the building exceeding the floor load per square foot area which such floor was designed to carry, and all loads shall be evenly distributed. The Landlord reserves the right to prescribe the weight and position of all safes, machinery and other personal property in the premises which must be placed so as to distribute their weight;

         19. Nothing shall be thrown out of the windows or doors, or down the passages or skylights of the building, nor shall any of them be covered, obstructed or encumbered. No improper noises shall be made in the building, nor shall birds or animals be brought therein;

         20. Where freight elevators are provided by the building, all deliveries shall be made to or from the demised premises exclusively by means of such elevators;

         21. Any one doing janitorial work for the Tenant shall at all times be subject to order and direction by the superintendent of the building, although he shall not be the servant of either the superintendent or the Landlord;

         22. No peddling, soliciting and canvassing shall be permitted in the premises or by the Tenant's employees elsewhere in the building;

         23. The Landlord may prescribe, and from time to time vary, the time for any removals or deliveries from or into the premises, at any time, and such prescriptions shall apply whether or not the material so removed or, received is the property of the Tenant. Removals or deliveries safes, machinery and any other heavy or bulky matter shall be done only upon written authorization of the Landlord and only in such manner and by such persons as may be acceptable to the Landlord, and the Landlord may require any further assurances or agreements or indemnity from the Tenant and the movers Tenant to that effect. The Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and regulations or the lease of which these rules and regulations are a part;

         24. The Tenant shall not permit its servants, employees, agents, visitors or licensees, at any time to bring or keep upon the premises any inflammable, combustible or explosive fluid, chemical or substance or cause or permit any unusual or objectionable odors to be produced upon or emanate from the premises;

         25. The passenger and service elevators, other than automatic self-service elevators, if any, shall be operated only by employees of the Landlord and must not in any event be interfered with by the Tenant, his servants, employees, agents, visitors or licensees. Elevators will be operated only during such hours as the Landlord may from time to time determine;

         26. The Tenant shall not use any other method of heating than that supplied by the Landlord; In the event Landlord does not supply heat, Tenant shall have the right to use U.L. approved heaters which shall not exceed the power capacity of the space;

         27. If the premises consist of basement space, or if any merchandise of the Tenant is stored in the basement portion of the building, all such merchandise shall, at the Tenant's own cost and expense, be placed entirely on skids or platforms, which will raise such merchandise at least six inches from the floor;

         28. No drilling in floors, walls or ceilings shall be done except in compliance with paragraph Fourth of this lease and no such drilling shall be done during usual business hours unless authorized by the Landlord in writing;

         29. No vending machines shall be installed or permitted to remain in the premises unless the Landlord shall first have given its specific written authorization for the installation of each such machine. The Tenant shall not authorize or permit any vendor of sandwiches, coffee, or other foods, candies or beverages to enter the premises for the purpose of soliciting sales of such wares to the Tenant's employees.

         THE TERMS, COVENANTS AND CONDITIONS contained in the foregoing Lease shall be binding on, and shall enure to the benefit of the parties hereto, and their respective legal representatives, successors, and assigns, but no assignment made or purported to be made in violation of the provisions of this Lease shall vest in such assignee any right or title in or to this lease or in or to the estate hereby created.

         IN WITNESS WHEREOF, this agreement, consisting of 43 pages, numbered 1 through 39 and 4(A) through 4(D), has been signed and sealed by the parties hereto, the day and year first above written.

                                    LANDLORD
                                    EARLE W. KAZIS ASSOCIATES, INC.
                                    Agent for: Earle W. Kazis,
                                    Ronald J. Mount and Spring and
                                    Americas Associates, as Tenants in Common


WITNESS:


                                    BY  /s/ Charles Rosenbluth
---------------------                  -----------------------------

                                           Charles Rosenbluth
                                           Executive Vice President


WITNESS:                            TENANT:

                                    BoxHill Systems Corporation


                                    BY  /s/ Ben Monderer
---------------------                  -----------------------------
                                        Benjamin Monderer
                                        President

                                      RIDER


Annexed to and made a part of the Lease dated October , 1993 between Earle W. Kazis Associates, Inc. Agents for Earle W. Kazis, Ronald J. Mount and Spring and Americas, Associates as Tenants in Common, as Landlord and BoxHill Systems, Corporation as Tenant, consisting of Pages 33 through 39 inclusive.

         FOURTH (continued): (c) Tenant, at its expense, shall prepare plans and specifications ("Plans and Specifications") containing complete and coordinated information and dimensions necessary for the construction and finishing of the premises for its use as provided and limited by the provisions of the first paragraph of Paragraph FIRST hereof. The Plans and Specifications shall be submitted by Tenant to Landlord for its approval, which approval shall not be unreasonably withheld. The Plans and Specifications (and any resubmissions of disapproved Plans and Specifications) shall be deemed conclusively approved by Landlord unless disapproved (with reasons, in reasonable detail) within fifteen
(15) business days after they have been received by (and not delivered to) Landlord. If such Plans and Specifications shall have been timely disapproved by Landlord, then, within ten days after notice of such disapproval shall have been given to Tenant, the Plans and Specifications shall (a) be modified by Tenant in such respects as shall be necessary to make the same acceptable to Landlord, and
(b) as so modified, delivered to Landlord. Final Plans and Specifications as to which Landlord shall have given its approval are hereinafter referred to as the "Tenant's Plans". The work and materials specified and depicted in Tenant's Plans are hereinafter referred to as "Tenant's Work."

Tenant shall have the right to and will effect Tenant's Work in accordance with Tenant's Plans.

Tenant's Work will be commenced and prosecuted to completion by Tenant with diligence and in a good and workmanlike manner.

Tenant's Work shall be effected in compliance with the following:

         (a) No part of the building outside of the premises nor any of its structural parts outside or within the premises shall be affected;

         (b) The proper functioning of any of the mechanical, electrical, sanitary, fire alarm and other systems of the building, including those within or serving the premises, shall not be affected;

         (c) Tenant's Work shall be effected only by contractors satisfactory to and first approved by Landlord which approval, except for elements of such Tenant Work of a nature described in subdivisions (a) and (b) hereof, will not be unreasonably withheld;

         (d) Tenant's Work shall be effected at such times and in such manner as Landlord may from time to time reasonably designate;

         (e) All costs and expenses of or incidental to Tenant's Work shall be borne solely by Tenant who shall establish to the reasonable satisfaction of Landlord that these costs are beng paid when due and that completion of the Tenant's Work will be effected as herein and in the other provisions of this Lease provided;

         (f) Throughout the performance of Tenant's Work Tenant, in addition to and not in limitation of other provisions applicable thereto contained in this Lease, shall maintain or cause to be maintained (i) Worker' Compensation insurance, in statutory limits, for all eligible workmen engaged in performing Tenant's Work and (ii) builder's All-Risk insurance in an amount equal to the value of Tenant's Work on the completion thereof, and shall furnish Landlord with certificates evidencing the existence of such insurance prior to the commencement of any Tenant's Work, each of which by its terms shall state that such insurance is not to be terminated without giving Landlord not less than thirty days prior notice of such termination;

         (g) In the event Tenant shall enter upon the premises or any other part of the building, as may be above permitted by Landlord, Tenant agrees to indemnify and save Landlord free and harmless, form and against any and all claims, loss, liability and damage, including reasonable counsel fees, arising from or claimed to arise from any act or neglect of Tenant, its contractors, agents, servants, or employees or from any failure to act, or for any other reason whatsoever arising out of said entry or such work; and

         (h) Tenant shall have no right to enter the premises for any purposes prior to the commencement date except for the purpose of completing Tenant's Work.

Tenant (which term as used in this paragraph shall include agents, contractors and invitees of Tenant) shall be entitled to access to the Premises after the Commencement Date for the purposes of effecting Tenant's Work subject to the following:

         (a) Landlord's Work shall have reached a point where the effecting of Tenant's Work, in Landlord's judgment, will not delay or hamper landlord in the completion of Landlord's Work; and

         (b) The labor employed by Tenant in effecting Tenant's Work shall be harmonious and compatible with the labor employed by Landlord, and, should Tenant's labor cause a "labor problem" with Landlord's labor, Tenant may be required by Landlord to withdraw from the Premises until such labor problem ceases to exist.

         Notwithstanding anything to the contrary contained in the preceding paragraph, Landlord reserves the right to deny Tenant access to the Premises and to request Tenant to withdraw therefrom and cease any work being performed by it or on its behalf if Landlord, in its judgment, determines that such entry or effecting of Tenant's Work significantly interferes with, hampers or prevents Landlord from completing Landlord's Work at the earliest possible date.

         The Plans and Specifications shall provide for the installation of a first class air conditioning system in the Tenth floor premises, complete with stands, windows, louvers, condensate pumps and piping condenser air intakes and discharge and power wire units as well as the necessary duct work in respect thereof.

All licenses and permits necessary to effect Tenant's Work shall be the sole responsibility of Tenant but applications in respect thereof shall be filed by Landlord at Tenant's expense. Tenant shall furnish Landlord with all materials, including Plans and Specifications (and Tenant's Plans) and information necessary to obtain the same.

Without limiting Landlord's right to disapprove the Plans and Specifications in the exercise of its reasonable judgment, Landlord shall not be deemed unreasonable in disapproving the Plans and Specifications if (a) Tenant shall not have complied with the provisions of the preceding paragraph, (b) the Plans and Specifications do not comply with requirements or (c) the Plans and Specifications specify materials, designs, capacities, finishes or colors of a standard or quality below the standard prevailing for similar Tenant improvements in buildings similar to that of the building in the Borough of Manhattan.

The provisions of this Subparagraph (c) shall prevail with respect to Tenant's Work notwithstanding any conflict with the other provisions of this Article FOURTH.

No consent to or approval by Landlord of Tenant's Work or of Tenant's Plans shall be deemed approval by Landlord of Tenant's Work when completed or to the construction thereof during the course of completion.

As used in this Lease, the term "Regular Hours" means generally customarily daytime Business Hours but in no event prior to 8 A.M. or after 6 P.M. on Business Days. Business Days means all days other than Saturdays, Sundays and days observed as holidays by the Federal or New York State Governments or unions whose members are employed at the building.

         SIXTH (continued): Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to Tenant to enforce any building rules and regulations or the terms, covenants or conditions in any other lease against any other Tenant, and Landlord shall have no liability to Tenant for a violation of any such rules and regulations or Lease by any other tenant or its employees, agents or invitees.

         SEVENTEENTH (a) (continued): The Landlord shall not be liable for any loss or damages to the Tenant's property or interest of whatever nature, in, on about or relating to the premises, resulting from fire and other casualty, whether or not occasioned by the negligence of the Landlord, its servants, agents, employees, or otherwise.

         TWENTY-FIFTH (continued): (a) The provisions of this Subdivision (a) are in addition to and not in limitation of any other provisions with respect to its subject matter elsewhere in this Lease contained.

         THIRTY-SECOND (continued): Landlord shall be named as an additional insured in any such public liability insurance required of Tenant under this Section THIRTY-SECOND.

Expenditures for capital improvements shall not be deemed operating expenses unless those expenditures under generally applied real estate practice are expenses or regarded as deferred expenses, or are required by requirements, and, in case of expenditures for capital improvements, the cost thereof shall be included as an "operating expense" for the year in which incurred and subsequent years, on a straight line basis, to the extent that such items are amortized over an appropriate period of not more than ten years with an interest factor equal to 2% over the prime rate, so-called, then being charged by a major bank, so-called, having its principal banking office in the City of New York.

         FORTY-SECOND (continued): The Arbitration shall be conducted in accordance with the prevailing rules of the American Arbitration Association.

         FORTY-FOURTH (continued): Tenant hereby represents and warrants that it has dealt with and will deal with no real estate brokers and that no real estate broker(s) has or will represent it, in connection with this transaction other than Earle W. Kazis Associates, Inc. Based upon the foregoing representation and warranty made by Tenant, Landlord will pay any brokerage commission arising by reason of this Lease.

         FIFTIETH: Tenant covenants and agrees not to suffer, permit, introduce or maintain in, on or about any portion of the premises, any asbestos, polychlorinated biphenyls, petroleum products or any other hazardous or toxic materials, wastes and substances which are defined, determined or identified as such in any federal, state or local laws, rules or regulations (whether now existing or hereafter enacted or promulgated) or any judicial or administrative interpretation of any thereof, including any judicial or administrative orders or judgments. Any such asbestos, polychlorinated biphenyls, petroleum products and any such other materials, wastes and substances are herein collectively called "Hazardous Materials." Tenant further covenants and agrees to indemnify, protect and save Landlord harmless against and from any and all damages, losses, liabilities, demands, defenses, judgments, suits, proceedings, costs, disbursements, or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys' and experts' fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against Landlord and arising from or out of any Hazardous Materials on, in, under or affecting all or any portion of the building or premises, introduced by, or on behalf of, Tenant, including, without limitation (i) the costs of removal of any and all Hazardous Materials from all or any portion of the building or premises, (ii) additional costs required to take necessary precautions to protect against the release of Hazardous Materials on, in, under or affecting the building or premises, into the air, any body of water, any other public domain or any surrounding areas and (iii) any costs incurred to comply, in connection with all or any portion of the building or premises, with all applicable laws, orders, judgments and regulations with respect to Hazardous Materials. The preceding portions of this provision do not apply to Hazardous Materials which may be located in the building or premises at or prior to the first to occur of (i) the Commencement Date and (ii) the initial commencement (heretofore or hereafter) of any work, construction, repairs or alterations therein by Tenant.

         FIFTY-FIRST: This Lease and the obligations of Tenant hereunder shall be in no way affected, impaired or excused because Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this Lease by reason of strike, other labor trouble, governmental pre-emption or priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor resulting therefrom, or other like cause beyond Landlord's reasonable control.

Notwithstanding anything to the contrary elsewhere contained in this Lease, Landlord shall be excused from fulfilling an obligation under this Lease or a date by which such obligation is required to be performed to the extent it is unable to fulfill or is delayed in fulfilling such obligation under this Lease by reason of strike, other labor trouble, governmental pre-emption or priorities or controls in connection with a national or other public emergency, shortages of fuel, supplies or labor resulting therefrom, acts of God, fire, casualty, acts or omissions of the Tenant or its agents, servants or employees or other cause beyond its reasonable control. The time within which Landlord is required to attain such fulfillment shall be extended not less than one day for each day or any fraction thereof of any such delay.

Under no circumstances shall the Landlord be liable for consequential, exemplary or punitive damages or any damages in the nature of any of the foregoing.

         FIFTY-SECOND: For the purposes of this Lease and all matters pertinent thereto, unless the context otherwise requires:

         (a) The term "rent" and derivatives thereof shall mean and include at the option of Landlord base rent and/or additional rent payable under this Lease;

         (b) If, at any time during the last month of the Term, Tenant shall have removed all or substantially all of its property from the premises, Landlord may, and Tenant hereby irrevocably grants to Landlord a license to, immediately enter and alter, renovate and redecorate the premises, without elimination, diminution or abatement of rent, or incurring liability to Tenant for any compensation, and such acts shall have no effect upon this Lease;

         (c) Without incurring any liability to Tenant, Landlord may permit access to the premises and open the same, whether or not Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, its property or for any other lawful purpose (but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the premises), or upon demand of a Governmental Authority;

         (d) Tenant shall not occupy any common areas of space in the building (by assignment, sublease or otherwise) other than the premises, except with the prior written consent of Landlord in each instance;

         (e) Tenant will not clean, nor require, permit, suffer or allow any window in the premises to be cleaned, from the outside in violation of
         Section 202 of the Labor Law or of any requirement;

         (f) Tenant agrees that its sole remedies in cases where Landlord's reasonableness in exercising its judgment or withholding its consent or approval is applicable pursuant to a specific provision of this Lease, or any rider or separate agreement relating to this Lease, if any, shall be those in the nature of an injunction, declaratory judgment, or specific performance, the rights to money damages or other remedies being hereby specifically waived;

         (g) The Article headings of this Lease are for convenience only and are not to be given any effect whatsoever in construing this Lease;

         (h) This Lease shall not be binding upon Landlord unless and until it is signed by Landlord and a signed copy thereof is delivered by Landlord to Tenant;

         (i) If Landlord or Tenant consists of more than one party, the obligations, representations, warranties and covenants of Landlord or Tenant, as the case may be, hereunder are joint and several as to each such party;

         (j) Except as otherwise expressly provided in this Lease, each covenant, agreement, obligation or other provision of this Lease on Tenant's part to be performed shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease;

         (k) All words and terms used in this Lease, regardless of the number and gender in which used, shall be deemed to include any other number and any other gender as the context in which used may require; and the use herein of the words "successors and assigns" or "successors or assigns" of Landlord or Tenant shall be deemed to include the heirs, legal representatives and assigns of any individual Landlord or Tenant;

         (l) If more than one person is named as or becomes Tenant hereunder, the Landlord may require the signatures of all such persons in connection with any notice to be given or action to be taken by Tenant hereunder. Each person named as Tenant shall be fully and primarily liable for all of the Tenant's obligations hereunder. Any notice by the Landlord to any person named as Tenant shall be sufficient and shall have the same force and effect as though given to all persons named as Tenant;

         (m) Unless the context in which used requires a different construction, the words "herein", "hereof" and "hereunder" and words of similar import refer to this Lease as a whole and not to any particular Section or subdivision thereof;

         (n) The rule of the ejusdem generis shall not be applicable to limit a general statement following or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned.

         FIFTY-THIRD: Each party agrees, at any time and from time to time, as required by the other party, upon not less than ten (10) days prior notice, to execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force as modified and stating the modifications), certifying the dates to which the respective items of rent have been paid, and stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant thereto may be relied upon by others with whom the party requesting such certificates may be dealing.

         NOTE: If and to the extent that any provisions of this Rider conflict or are otherwise inconsistent with any of the other provisions of this Lease, including the rules and regulations attached to it, whether or not such inconsistency is expressly noted in this Rider, the provisions of this Rider shall prevail.

EARLE W. KAZIS ASSOCIATES, INC.
161 Avenue of the Americas, New York, NY 10013
212-255-1550

August 1, 1992

Mr. Benjamin Monderer
President
BoxHill Systems, Inc.
161 Avenue of the Americas
New York, NY 10013

Re:      Portion of the Sub-basement (Approx. 832 Sq. Ft.)

Dear Mr. Monderer:

This letter is intended to confirm our understanding that you may use a portion of the sub-basement in 161 Avenue of the Americas, New York, N.Y., as more particularly described and outlined in red on the plan attached hereto and made a part hereof, marked Exhibit "A-1" for the purpose of storage of your records and materials on a monthly basis subject to termination by either party on thirty (30) days prior written notice. This rental shall be at the rate of Two Hundred Eight and 00/100 Dollars ($208.00) per month payable in advance on the first day of each month.

Use of these premises will be wholly at your risk as to theft, damage by fire or the elements or other casualty, and any measure for the protection of the stored property will be provided by you.

At such time as you vacate this storage area, all of your records and materials will be removed by you at your expense and the area will be left broom clean.

If, after your review of this letter you are satisfied that it is in accordance with our understanding, kindly sign and return the enclosed copy of this letter to me. The license provided under this letter will be effective when we receive a copy of the letter signed by an authorized officer of your company.

                                       Yours cordially,

                                       EARLE W. KAZIS ASSOCIATES, INC.
                                       Agents for:
                                       Earle W. Kazis, Ronald J. Mount
                                       and Spring and Americas
                                       Associates, as Tenants in Common
AGREED & ACCEPTED:
BOXHILL SYSTEMS CORP

/s/ Ben Monderer
-------------------------------        Charles Rosenbluth
Benjamin Monderer - President          Executive Vice President

Date:
     --------------------------

EARLE W. KAZIS ASSOCIATES, INC.
161 Avenue of the Americas, New York, NY 10013
212-255-1550

June 15, 1994


Mr. Benjamin Monderer
President
BoxHill Systems, Inc.
161 Avenue of the Americas
New York, NY 10013

Re:      Portion of the Basement (Approx. 1,630 Sq. Ft.)

Dear Mr. Monderer:

This letter is intended to confirm our understanding that you may use a portion of the Basement in 161 Avenue of the Americas, New York, N.Y., as more particularly described and outlined in red on the plan attached hereto and made a part hereof, marked Exhibit "A-2" for the purpose of storage of your records and materials on a monthly basis subject to termination by either party on thirty (30) days prior written notice. This rental shall be at the rate of Four Hundred Eight and 00/100 Dollars ($408.00) per month payable in advance on the first day of each month.

Use of these premises will be wholly at your risk as to theft, damage by fire or the elements or other casualty, and any measure for the protection of the stored property will be provided by you.

At such time as you vacate this storage area, all of your records and materials will be removed by you at your expense and the area will be left broom clean.

In addition, you agree to permit building staff access to the subject storage area, as required, to gain access to the building's mechanical systems, pipes, etc.

If, after your review of this letter you are satisfied that it is in accordance with our understanding, kindly sign and return the enclosed copy of this letter to me. The license provided under this letter will be effective when we receive a copy of the letter signed by an authorized officer of your company.


                                        Yours cordially,

                                        EARLE W. KAZIS ASSOCIATES, INC.
                                        Agents for:
                                        Earle W. Kazis, Ronald J. Mount
                                        and Spring and Americas
                                        Associates, as Tenants in Common
AGREED & ACCEPTED:
BOXHILL SYSTEMS CORP

/s/ Ben Monderer
--------------------------------        Charles Rosenbluth
Benjamin Monderer - President           Executive Vice President

Date:
     ---------------------------



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
                   LEASE EXTENSION AND MODIFICATION AGREEMENT

                              DATED: APRIL 15, 1997


Reference is hereby made to the lease dated December 23rd, 1993 between Earle W. Kazis Associates, Inc., agent for Earle W. Kazis, Ronald J. Mount and Spring and Americas Associates, as Tenants in Common, ("Landlord") and BoxHill Systems Corporation ("Tenant") for the entire tenth floor, as extended and modified to include a portion of the ninth floor by Lease Extension And Modification Agreement dated July 13, 1995, of the building known by street number as 161 Avenue of the Americas, in the borough of Manhattan, City, County and State of New York.

         It is understood and agreed as follows:

1. Effective as of June 1, 1997, the term of the said lease is extended such that it shall terminate on September 30, 2007.

2. Effective as of June 1, 1997, the said lease is modified to include a portion of the eleventh floor (the "Eleventh Floor Premises") as more particularly described and cross-hatched in red on the plan attached hereto and made a part hereof and marked "Exhibit B".

3. Effective as of October 1, 1997, Tenant's base rent as shown in the said lease shall be modified to be as follows:

                  10/01/97 - 12/31/99:  $461,124.00/annum;  $38,427.00/mo.;
                  01/01/00 - 12/31/00:  $489,252.00/annum;  $40,771.00/mo.;
                  01/01/01 - 12/31/01:  $503,196.00/annum;  $41,933.00/mo.;
                  01/01/02 - 12/31/02:  $470,244.00/annum;  $39,187.00/mo.;
                  01/01/03 - 12/31/04:  $513,336.00/annum;  $42,778.00/mo.;
                  01/01/05 - 09/30/07:  $531,768.00/annum;  $44,314.00/mo.;

         Said base rent, as modified, shall be payable in advance without demand therefor, on the first day of each month for the balance of the lease term, in lawful money of the United States, together with, when due or demanded, such other sums as are payable in accordance with said lease, by the Tenant as additional rent.

4. For the purpose of calculating Tenant's "proportionate share" of the "total real estate taxes" as defined in Article Thirty-Eighth of the said lease, Article Thirty-Eighth is hereby modified and Tenant's new total square footage is deemed to be 42,250 and Tenant's new proportionate share is deemed to be 15.88%.

5. For the purpose of calculating Tenant's "pro rata share" of the "operating expenses" as



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

         defined in Article Thirty-Ninth of the said lease, Article Thirty-Ninth is hereby modified to provide that the numerator of the pro rata fraction is 42,250.

6. Commencing June 1, 1997, Tenant shall pay Landlord for Tenant's pro rata share of the costs of cleaning the common areas, including lavatories, on the 11th floor of the building. The term "pro rata" means a fraction, the numerator of which is 9,908 and the denominator of which is 20,000. Tenant shall pay said pro rata share in the sum of Two Hundred Ninety One and 85/100 Dollars ($291.85) monthly on the first day of each and every month commencing June 1, 1997 and ending December 31, 1997. After the end of each calendar year, Landlord shall submit to Tenant a statement o the cost of the common area cleaning for the said year, and the amount payable therefor by Tenant pursuant to this paragraph 6. Tenant shall pay to Landlord, within twenty (20) days of receipt of the said statement, the shortfall, if any, between the total paid by Tenant for common area cleaning during the preceding calendar year and Tenant's pro rata share of the actual cost to Landlord of the common area cleaning for the said year. Commencing January 1, 1998 and thereafter, Tenant's monthly payments on account for common area cleaning shall be equal to one-twelfth of the Tenant's pro rata share of total common area cleaning charges for the prior calendar year.

7. Tenant shall have the right to occupy the Eleventh Floor Premises pursuant to all of the terms and conditions contained in the subject lease agreement, as modified, with no base rent or additional rent payments (other than for the costs of electric power used and for Tenant's pro rata share of common area cleaning on the eleventh floor) attributable to the Eleventh Floor Premises to become due and payable prior to October 1, 1997.

8. Tenant agrees to accept the premises in an "as is" condition and to alter and remodel the premises for its intended use at the Tenant's sole cost and expense. Landlord agrees to provide a work allowance to Tenant in the amount of $100,000.00 which Tenant agrees to spend on making improvements to the Eleventh Floor Premises. Such work allowance shall be paid by Landlord to Tenant promptly after the following has occurred: (a) completion of all Tenant work on the Eleventh Floor Premises in accordance with Paragraph Fourth of the subject lease, (b) Tenant is open for business and operating in the Eleventh Floor Premises and (c) Tenant has completed all payments to the contractor.

9. Landlord shall, at its sole cost and expense, demise the subject Eleventh Floor Premises and separate the existing electrical service to the said premises such that it may be separately metered. Tenant shall at its sole cost and expense, provide for the purchase and installation of the submetering equipment required to meter Tenant's electrical consumption in its Eleventh Floor Premises.

10. Landlord shall, at its sole cost and expense, renovate the lavatories in the common area of the eleventh floor.



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

11. Except as modified herein, the said lease is in all respects ratified and confirmed.

12. This Lease Extension and Modification Agreement shall become effective only when it has been signed by a duly authorized representative of each of the parties hereto and delivered, fully executed, by the Landlord to the Tenant.

IN WITNESS WHEREOF, Earle W. Kazis Associates, Inc. agent for Earle W. Kazis, Ronald J. Mount and Spring and Americas Associates, as Tenants in Common, as Landlord, and BoxHill Systems Corporation, as Tenant, have caused this instrument to be executed on the date first above written.

Witness as to Landlord:                   LANDLORD
                                          EARLE W. KAZIS ASSOCIATES, INC.
                                          Agent for:
                                          Earle W. Kazis, Ronald J. Mount and
                                          Spring and Americas Associates as
                                          Tenants in Common


                                           /s/ CHARLES ROSENBLUTH
------------------------------            ------------------------------------
                                          Charles Rosenbluth
                                          Executive Vice President


Witness as to Tenant:                     TENANT


                                           /s/ BENJAMIN MONDERER
------------------------------            ------------------------------------
                                          Benjamin Monderer
                                          President



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

                   LEASE EXTENSION AND MODIFICATION AGREEMENT

                              DATED: JULY 15, 1995


Reference is hereby made to the lease dated December 23rd, 1993 between Earle W. Kazis Associates, Inc., agent for Earle W. Kazis, Ronald J. Mount and Spring and Americas Associates, as Tenants in Common, ("Landlord") and BoxHill Systems Corporation ("Tenant") for the entire floor of the building known by street number as 161 Avenue of the Americas, in the borough of Manhattan, City, County and State of New York.

         It is understood and agreed as follows:

1. Effective as of January 1, 1995, the term of the said lease is extended such that it shall terminate on December 31, 2005.

2. Effective as of January 1, 1995, the said lease is modified to include a portion of the ninth floor (the "Ninth Floor Premises") as more particularly described and cross-hatched in red on the plan attached hereto and made a part hereof and marked "Exhibit B".

3. Effective as of January 1, 1995, Tenant's base rent as shown in the said lease shall be modified to be as follows:

                  1/1/96 - 12/31/99:  $337,272.00/annum;  $28,106.00/mo.;
                  1/1/00 - 12/31/00:  $355,764.00/annum;  $29,647.00/mo.;
                  1/1/01 - 12/31/01:  $369,612.00/annum;  $30,801.00/mo.;
                  1/1/02 - 12/31/02:  $336,480.00/annum;  $28,040.00/mo.;
                  1/1/03 - 12/31/04:  $369,612.00/annum;  $30,801.00/mo.;
                  1/1/05 - 12/31/05:  $388,104.00/annum;  $32,342.00/mo.;

         Said base rent, as modified, shall be payable in advance without demand therefor, on the first day of each month for the balance of the lease term, in lawful money of the United States, together with, when due or demanded, such other sums as are payable in accordance with said lease, by the Tenant as additional rent.

4. For the purpose of calculating Tenant's "proportionate share" of the "total real estate taxes" as defined in Article Thirty-Eighth of the said lease, Article Thirty-Eighth is hereby modified and Tenant's new total square footage is deemed to be 32,342 and Tenant's new proportionate share is deemed to be 12.16%.

5. For the purpose of calculating Tenant's "pro rata share" of the "operating expenses" as defined in Article Thirty-Ninth of the said lease, Article Thirty-Ninth is hereby modified to provide that the numerator of the pro rata fraction is 32,342.



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

6. Commencing January 1, 1996, Tenant shall pay Landlord for Tenant's pro rata share of the costs of cleaning the common areas, including lavatories, on the 9th floor of the building. The term "pro rata" means a fraction, the numerator of which is 13,850 and the denominator of which is 20,000. Tenant shall pay said pro rata share in the sum of Two Hundred Fifty Four and 87/100 Dollars ($254.87) monthly on the first day of each and every month commencing January 1, 1996 and ending December 31, 1996. After the end of each calendar year, Landlord shall submit to Tenant a statement o the cost of the common area cleaning for the said year, and the amount payable therefor by Tenant pursuant to this paragraph 6. Tenant shall pay to Landlord, within twenty (20) days of receipt of the said statement, the shortfall, if any, between the total paid by Tenant for common area cleaning during the preceding calendar year and Tenant's pro rata share of the actual cost to Landlord of the common area cleaning for the said year. Commencing January 1, 1997 and thereafter, Tenant's monthly payments on account for common area cleaning shall be equal to one-twelfth of the Tenant's pro rata share of total common area cleaning charges for the prior calendar year.

7. Tenant shall have the right to occupy the Ninth Floor Premises pursuant to all of the terms and conditions contained in the subject lease agreement, as modified, with no base rent or additional rent payments (other than for the costs of electric power used) attributable to the Ninth Floor Premises to become due and payable prior to January 1, 1996.

8. Tenant agrees to accept the premises in an "as is" condition and to alter and remodel the premises for its intended use at the Tenant's sole cost and expense. Landlord agrees to provide a work allowance to Tenant in the amount of $170,000.00 which Tenant agrees to spend on making improvements to the Ninth Floor Premises. Such work allowance shall be paid by Landlord to Tenant promptly after the following has occurred: (a) completion of all Tenant work on the Ninth Floor Premises in accordance with Paragraph Fourth of the subject lease, (b) Tenant is open for business and operating in the Ninth Floor Premises and (c) Tenant has completed all payments to the contractor.

9. Except as modified herein, the said lease is in all respects ratified and confirmed.

10. This Lease Extension and Modification Agreement shall become effective only when it has been signed by a duly authorized representative of each of the parties hereto and delivered, fully executed, by the Landlord to the Tenant.

11. Upon the date on which this Lease Extension and Modification shall become effective, pursuant to Paragraph 10, above, the term of the lease dated April 4, 1991, as amended by Lease Modification Agreements dated June 4, 1991, February 3, 1993 and December 24, 1993, between Earle W. Kazis Associates Inc., as agent for Earle W. Kazis, Ronald J. Mount and Spring and Americas Associates, as Tenants in Common, as Landlord and Box Hill Systems Corporation, as Tenant, for a portion of the Ninth Floor of the building



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


         known by street number as 161 Avenue of the Americas, shall expire as though such date were originally specified in that lease as the expiration date for such term.

         IN WITNESS WHEREOF, Earle W. Kazis Associates, Inc. agent for Earle W. Kazis, Ronald J. Mount and Spring and Americas Associates, as Tenants in Common, as Landlord, and Box Hill Systems Corporation, as Tenant, have caused this instrument to be executed this ____ day of July 1995.


Witness as to Landlord:                   LANDLORD
                                          EARLE W. KAZIS ASSOCIATES, INC.
                                          Agent for:
                                          Earle W. Kazis, Ronald J. Mount and
                                          Spring and Americas Associates as
                                          Tenants in Common


                                          /s/ CHARLES ROSENBLUTH
------------------------------            ------------------------------------
                                          Charles Rosenbluth
                                          Executive Vice President


Witness as to Tenant:                     TENANT
                                          BOX HILL SYSTEMS CORP.


                                          /s/ BENJAMIN MONDERER
------------------------------            ------------------------------------
                                          Benjamin Monderer
                                          President



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